                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _____

Post-Effective Amendment No. 12    (File No. 333-131683) [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 13                   (File No. 811-21852)  [X]

RIVERSOURCE SERIES TRUST
50606 Ameriprise Financial Center
Minneapolis, MN 55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[ ]  on (date) pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[X]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus

                                                                 [Columbia logo]

COLUMBIA MARSICO

FLEXIBLE CAPITAL FUND

PROSPECTUS [_______, 2010]

> COLUMBIA MARSICO FLEXIBLE CAPITAL FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

CLASS         TICKER SYMBOL
-----         -------------
Class A             --
Class C             --
Class I             --
Class R             --
Class Z             --

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

                               TABLE OF CONTENTS

SUMMARY OF THE FUND
Investment Objective.....................................................     3
Fees and Expenses of the Fund............................................     3
Principal Investment Strategies of the Fund..............................     4
Principal Risks of Investing in the Fund.................................     4
Past Performance.........................................................     5
Fund Management..........................................................     6
Buying and Selling Shares................................................     6
Tax Information..........................................................     6
Financial Intermediary Compensation......................................     6
MORE INFORMATION ABOUT THE FUND
Investment Objective.....................................................
Principal Investment Strategies of the Fund..............................
Principal Risks of Investing in the Fund.................................
More about Annual Fund Operating Expenses................................
Other Investment Strategies and Risks....................................
Fund Management and Compensation.........................................
CHOOSING A SHARE CLASS...................................................
   Comparison of the Share Classes.......................................
   Sales Charges and Commissions.........................................
   Reductions/Waivers of Sales Charges...................................
   Distribution and Service Fees.........................................
   Financial Intermediary Compensation...................................
BUYING, SELLING AND EXCHANGING SHARES....................................
   Share Price Determination.............................................
   Transaction Rules and Policies........................................
   Opening and Account and Placing Orders................................
DISTRIBUTIONS AND TAXES..................................................
GENERAL INFORMATION......................................................

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Marsico Flexible Capital Fund (the Fund) seeks to provide shareholders with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family that share a mailing address invest, or agree to invest in the future, at least $50,000 in any of the Columbia, Columbia Acorn and RiverSource funds, including Seligman and Threadneedle branded funds (Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges" on page __ of this prospectus and under "Front End Sales Charge Reductions" on page __ in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                  CLASS I, R
                                                              CLASS A   CLASS C      AND Z
                                                              -------   -------   ----------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                            5.75%      None       None
Maximum deferred sales charge (load) imposed on redemptions
(as a percentage of offering price at the time of purchase,
   or current net asset value, whichever is less)                 1%       1%        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                                CLASS A   CLASS C   CLASS I   CLASS R   CLASS Z
                                                                -------   -------   -------   -------   -------
Management fees                                                     %         %         %         %        %
Distribution and/or service (12b-1) fees                            %         %         %         %        %
Other expenses(a)                                                   %         %         %         %        %
Total annual fund operating expenses                                %         %         %         %        %
Less: Fee waiver/expense reimbursement(b)                           %         %         %         %        %
Total annual fund operating expenses after fee waiver/expense
   reimbursement (b)                                                %         %         %         %        %

(a)  Other expenses are based on estimated amounts for the current fiscal year.

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until ________, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), will not exceed __% for Class A, __% for Class C, __% for Class I, __% for Class R and __% for Class Z.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs (based on estimated Fund expenses) would be:

                                               1 YEAR   3 YEARS
                                               ------   -------
Class A (whether or not shares are redeemed)   $        $
Class C (if shares are redeemed)               $        $
Class C (if shares are not redeemed)           $        $
Class I (whether or not shares are redeemed)   $        $
Class R (whether or not shares are redeemed)   $        $
Class Z (whether or not shares are redeemed)   $        $

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that invests in equity securities and other investments that are selected primarily for their long-term growth potential. Under normal market conditions, the Fund may invest up to 40% of its assets in various types of fixed income and variable income securities, including up to 25% in securities rated below investment grade (commonly called "high yield securities" or "junk bonds"). The Fund may invest without limit in foreign investments, including investments in emerging markets. The Fund may invest in issuers of any size, and will generally hold a core position of between 20 and 50 securities or other investments, but this range may change from time to time.

Columbia Management Investment Advisers, LLC (Columbia Management or the investment manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Marsico Capital Management, LLC (Marsico Capital or the Subadviser), which provides day-to-day portfolio management for the Fund.

In selecting investments for the Fund, Marsico Capital uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. Through this "top-down" analysis, the portfolio manager seeks to identify sectors, industries and companies that may benefit from the overall trends the portfolio manager has observed. The portfolio manager then looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In evaluating investment opportunities, the portfolio manager may consider whether a particular security or other investment potentially offers current income, and in selecting fixed income and variable income securities, the portfolio manager will also focus on the potential for growth of capital. The Fund is not required to seek current income or to maintain any portion of its total assets in fixed or variable income securities.

The Fund's holdings may include, without limitation, securities or other investments of established companies, less mature companies, companies that may, in the portfolio manager's view, be experiencing a significant positive transformation or a favorable catalyst impacting their potential growth, securities or other investments that may be underappreciated by other investors, or that are believed to be trading at compelling valuations in light of their potential growth.

The Fund's portfolio manager may reduce or sell the Fund's investments in securities or other investments if, in his opinion, the issuer's fundamentals have deteriorated or will deteriorate, price appreciation of the security or investment leads to substantial overvaluation in relation to the portfolio manager's estimates of future earnings and cash flow growth, or for other reasons, including that ongoing evaluation reveals that there are more attractive investment opportunities available.

Marsico Capital may use derivatives such as futures, options, swaps and forward contracts, to produce incremental earnings, to hedge existing positions, maintain investment efficiency or to increase flexibility.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk.

CURRENCY RISK. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

DERIVATIVES RISK. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the investment.

FOCUSED PORTFOLIO RISK. Because the Fund may hold a limited number of securities, the Fund as a whole is subject to greater risk of loss if any of those securities declines in price.

HIGH YIELD SECURITIES RISK. The Fund's investment in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss than a fund that invests solely in higher-rated investment grade securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other funds if that style falls out of favor with the market.

NON-DIVERSIFICATION RISK. Compared with a "diversified" fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. A decline in the value of that investment could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

PORTFOLIO TURNOVER RISK. The Fund's portfolio manager may actively and frequently trade securities in the Fund's portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

The Fund is new as of the date of this prospectus and therefore performance information is not available. When available, the Fund intends to compare its performance to the S&P 500 Index.

FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

SUBADVISER: Marsico Capital Management, LLC

PORTFOLIO MANAGER         TITLE         MANAGED FUND SINCE
-----------------   -----------------   ------------------
A. Douglas Rao      Portfolio Manager          2010

BUYING AND SELLING SHARES

                                    NONQUALIFIED ACCOUNTS      TAX QUALIFIED
MINIMUM INITIAL INVESTMENT      (ALL CLASSES EXCEPT R AND Z)      ACCOUNTS     CLASS R    CLASS Z
-----------------------------   ----------------------------   -------------   -------   --------
For investors other than
   scheduled investment plans              $2,000                  $1,000        None    Variable(a)
Scheduled investment plans                 $  100                  $  100        None    Variable(a)

                                    NONQUALIFIED ACCOUNTS      TAX QUALIFIED
SUBSEQUENT INVESTMENTS          (ALL CLASSES EXCEPT R AND Z)     ACCOUNTS      CLASS R   CLASS Z
-----------------------------   ----------------------------   -------------   -------   -------
For investors other than
   scheduled investment plans               $100                    $100         None      $100
Scheduled investment plans                  $100                    $100         None      $100

(a) The minimum initial investment amount for Class Z shares varies from none, to $1,000 to $2,000 depending upon the category of eligible investor, which is described below under "Minimum Investment and Account Balance - Class Z Shares Minimum Investments."

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

     Regular Mail: Columbia Funds, c/o Columbia Management Investment Services Corp, P.O. Box 8081, Boston, MA 02266-8081

     Express Mail: Columbia Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee will be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Marsico Flexible Capital Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that invests in equity securities and other investments that are selected primarily for their long-term growth potential. Under normal market conditions, the Fund may invest up to 40% of its assets in various types of fixed income and variable income securities, including up to 25% in securities rated below investment grade (commonly called "high yield securities" or "junk bonds"). The Fund may invest without limit in foreign investments, including investments in emerging markets. The Fund may invest in issuers of any size, and will generally hold a core position of between 20 and 50 securities or other investments, but this range may change from time to time.

Columbia Management Investment Advisers, LLC (Columbia Management or the investment manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Marsico Capital Management, LLC (Marsico Capital or the Subadviser), which provides day-to-day portfolio management for the Fund.

In selecting investments for the Fund, Marsico Capital uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. Through this "top-down" analysis, the portfolio manager seeks to identify sectors, industries and companies that may benefit from the overall trends the portfolio manager has observed.

The portfolio manager then looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In evaluating investment opportunities, the portfolio manager may consider whether a particular security or other investment potentially offers current income, and in selecting fixed income and variable income securities, the portfolio manager will also focus on the potential for growth of capital. The Fund is not required to seek current income or to maintain any portion of its total assets in fixed or variable income securities.

In determining whether a particular company, security or other investment may be a suitable investment, the portfolio manager may focus on any of a number of different attributes, including but not limited to:

     -    the company's specific market expertise or dominance;

     -    its franchise durability and pricing power;

     - solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure);

     -    strong and ethical management;

     -    commitment to shareholder interests;

     -    reasonable valuations in the context of projected growth rates;

     -    current income; and/or

     - other indications that a company, security or other investment may be an attractive investment prospect.

This process is called "bottom-up" stock selection. As part of this fundamental, "bottom-up" research, the Fund's subadviser, Marsico Capital, may visit with various levels of a company's management, as well as with its customers, suppliers, distributors and/or competitors, as appropriate. Marsico Capital also may prepare detailed earnings and cash flow models of companies.

The Fund's holdings may include, without limitation, securities or other investments of established companies, less mature companies, companies that, in the portfolio manager's view, may be experiencing a significant positive transformation or a favorable catalyst impacting their potential growth, securities or other investments that may be underappreciated by other investors, or that are believed to be trading at compelling valuations in light of their potential growth.

The Fund's portfolio manager may reduce or sell the Fund's investments in securities or other investments if, in his opinion, the issuer's fundamentals have deteriorated or will deteriorate, price appreciation of the security or investment leads to substantial overvaluation in relation to the portfolio manager's estimates of future earnings and cash flow growth, or for other reasons, including that ongoing evaluation reveals that there are more attractive investment opportunities available.

Marsico Capital may use derivatives such as futures, options, swaps and forward contracts, to produce incremental earnings, to hedge existing positions, maintain investment efficiency or to increase flexibility.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a fixed-income security, or the counterparty to a contract may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

CURRENCY RISK. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

FOCUSED PORTFOLIO RISK. The Fund, because it may invest in a limited number of companies, may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities declines in price.

HIGH YIELD SECURITIES RISK. Non-investment grade fixed-income securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade fixed-income securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other funds if that style falls out of favor with the market.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

PORTFOLIO TURNOVER RISK. The Fund's portfolio manager may actively and frequently trade securities in the Fund's portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on estimated expenses for the Fund's current fiscal period and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Change in Subadviser(s). From time to time, the investment manager may add or change unaffiliated subadvisers. See "Fund Management and Compensation, Investment Manager." The date the current Subadviser(s) began serving the Fund is set forth under "Fund Management and Compensation, Investment Manager, Portfolio Management." When applicable, performance of the Fund, prior to the date the current Subadviser(s) began serving, was achieved by different subadviser(s). Similarly, the portfolio turnover rate shown in the "Financial Highlights" applies to the subadviser(s) serving during the relevant time-period. A change in subadviser(s) may result in increased portfolio turnover, as noted under "Portfolio Turnover."

Multi-Manager Risk. While Columbia Management, the Fund's investment manager, monitors each subadviser and the overall management of the Fund, to the extent the Fund has multiple subadvisers, each subadviser makes investment decisions independently from the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund's performance.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they would be reflected in the total return of the Fund, when available.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, Columbia Acorn, Columbia Wanger, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee is __% of the Fund's average daily net assets on the first $_______, gradually reducing to __% as assets increase. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement will be available in the Fund's annual or semiannual shareholder report.

Columbia Management selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. Columbia Management monitors the compliance of the Subadviser with the investment objective and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board.

PORTFOLIO MANAGEMENT

SUBADVISER:

MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL OR SUBADVISER)

Marsico Capital, which has served as Subadviser to the Fund since ______ 2010, is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico Capital, subject to the supervision of Columbia Management, provides day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

PORTFOLIO MANAGER: The portfolio manager responsible for the day-to-day portfolio management of the Fund is:

A. DOUGLAS RAO

Mr. Rao, portfolio manager and senior analyst, joined Marsico Capital in 2005 and has 10 years of investment experience. Prior to joining Marsico, Mr. Rao spent more than four years at Trust Company of the West ("TCW") where he was a Senior Vice President and Financial Services Analyst for U.S. equities. Mr. Rao graduated from the University of Virginia, where he earned a bachelor's degree in History and an MBA from the University of California, Los Angeles.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

Choosing a Share Class

THE FUND FAMILY

Effective September 7, 2010, the Columbia funds, Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or financial advisor should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor. See Reductions/Waivers of Sales Charges - Front-End Sales Charge Reductions for details on this particular policy.

For purposes of this service section, the Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Columbia funds. The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the RiverSource funds. Together the Columbia funds and the RiverSource funds are referred to as the Funds or Fund Family.

Additional information about the Funds can be obtained by contacting the following:

               WEBSITES*                          TOLL-FREE NUMBERS                     MAILING ADDRESSES
--------------------------------------   ----------------------------------   ------------------------------------
    FOR COLUMBIA FUNDS AT ANY TIME       FOR COLUMBIA FUNDS AT ANY TIME AND              FOR ALL FUNDS:
       AND ALL FUNDS ON AND AFTER              ALL FUNDS ON AND AFTER                     Regular Mail:
          SEPTEMBER 27, 2010:                    SEPTEMBER 7, 2010:
      www.columbiamanagement.com                    800.345.6611                            The Funds
                                                                               c/o Columbia Management Investment
                                                                                         Services Corp.,
                                                                              P.O. Box 8081, Boston, MA 02266-8081
FOR RIVERSOURCE AND THREADNEEDLE FUNDS      FOR RIVERSOURCE FUNDS BEFORE
             ON OR BEFORE                        SEPTEMBER 7, 2010:                       Express Mail:
          SEPTEMBER 26, 2010:                       800.221.2450
          www.riversource.com                                                               The Funds
                                                                               c/o Columbia Management Investment
    FOR SELIGMAN FUNDS ON OR BEFORE                                                      Services Corp.,
          SEPTEMBER 26, 2010:                                                  30 Dan Road, Canton, MA 02021-2809
           www.seligman.com

* The website references and universal resource locators (URLs) in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Comparison of the Share Classes

Share Class Features

The Fund offers the classes of shares set forth on the cover of this prospectus. [The Fund may also offer other classes of shares through a separate prospectus.] Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your financial intermediary, not all share classes may be made available to you. The following summarizes the primary features of the Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares offered by this prospectus. When deciding which class of shares to buy, you should consider, among other things:

-    The amount you plan to invest.

-    How long you intend to remain invested in the Fund.

-    The expenses for each share class.

- Whether you may be eligible for reduced or a waived of sales charges when you buy or sell shares.

Each investor's personal situation is different and you may wish to discuss with your financial intermediary which share class is best for you. Your authorized financial intermediary or financial advisor can help you determine which share class(es) is available to you and to decide which class of shares best meets your needs.

                                                                                                     MAXIMUM
                                                                                    CONTINGENT    DISTRIBUTION
                                                                                     DEFERRED          AND
              ELIGIBLE INVESTORS AND                                  FRONT-END        SALES         SERVICE     NON 12B-1
                 MINIMUM INITIAL         INVESTMENT     CONVERSION      SALES         CHARGES        (12B-1)      SERVICE
                  INVESTMENTS(a)           LIMITS       FEATURES      CHARGES(b)    (CDSCS)(b)       FEES(c)       FEES**
            -------------------------   -----------   ------------   -----------   ------------   ------------   ---------
CLASS A*    Class A shares is           none          None           5.75%         A CDSC         Columbia       none
            available to the general                                 maximum,      applies        funds: up
            public for investment;                                   declining     only to        to 0.10%
            minimum initial                                          to 0.00% on   certain        distribution
            investments generally                                    investments   investments    fee and
            range from $0 to                                         of $1         of between     0.25%
            $2,000****                                               million or    $1 million     service fee
                                                                     more          and $50
                                                                                   million        RiverSource
                                                                     none,         redeemed       funds:
                                                                     money         within 18      0.25%
                                                                     market        months of      distribution
                                                                     Funds and     purchase,      and service
                                                                     certain       charged as     fees
                                                                     other         follows:
                                                                     Funds(j)      1.00% CDSC
                                                                                   if redeemed
                                                                                   within 12
                                                                                   months of
                                                                                   purchase,
                                                                                   and 0.50%
                                                                                   CDSC if
                                                                                   redeemed
                                                                                   more than
                                                                                   12, but
                                                                                   less than
                                                                                   18, months
                                                                                   after
                                                                                   purchase(d)

CLASS B*    The Columbia funds and,     up to         convert to     none          5.00%          0.75%          none
            effective September 7,      $49,999       Class A                      maximum,       distribution
            2010, the RiverSource                     shares                       gradually      fee
            funds no longer accept                    generally                    declining to
            investments from new or                   eight years                  0.00% after    0.25%
            existing investors in                     after                        six years(e)   service fee
            Class B shares, except                    purchase(e)
            through reinvestment of
            dividend and/or capital
            gain distributions by
            existing Class B
            shareholders, or a
            permitted exchange as
            described in more detail
            under Buying, Selling
            and Exchanging Shares -
            Opening an Account and
            Placing Orders - Buying
            Shares - Class B Shares
            Closing.***

CLASS C*    Minimum initial             up to         None           none          1.00% on       0.75%          none
            investments range from      $999,999;                                  investments    distribution
            $0 to $2,000; the share     no limit                                   redeemed       fee
            class is available to       for                                        within one
            the general public for      employee                                   year of        0.25%
            investment.****             benefit                                    purchase       service fee
                                        plans+

CLASS E     Class E shares are          none          none           4.50%         A 1.00%        0.10%          none
            closed to new investors                                  maximum,      CDSC           distribution
            and new

            accounts. Shareholders                                   declining     applies to     fee
            who opened and funded a                                  to 0.00% on   certain
            Class E shares account                                   investments   investments    0.25%
            with a fund as of                                        of            of between     service fee
            September 22, 2006                                       $500,000      $1 million
            (including accounts once                                 or more       and $50
            funded that subsequently                                               million
            reached a zero balance)                                                redeemed
            may continue to make                                                   within one
            additional purchases of                                                year of
            the share class. The                                                   purchase
            share class was designed
            for investors who wish to
            make an irrevocable gift
            to a child, grandchild or
            other individual.

CLASS F     Class F shares are          up to         convert to     none          5.00%          0.75%          none
            closed to new investors     $250,000      Class E                      maximum,       distribution
            and new accounts.           (based on     shares eight                 gradually      fee
            Shareholders who opened     aggregate     years after                  declining
            and funded a Class F        account       purchase                     to 0.00%       0.25%
            shares account with a       value)(f)                                  after          service fee
            fund as of September 22,                                               six years
            2006 (including accounts
            once funded that
            subsequently reached a
            zero balance) may
            continue to make
            additional purchases of
            the share class. The
            share class is designed
            for investors who wish
            to make an irrevocable
            gift to a child,
            grandchild or other
            individual.

CLASS I*    Class I shares are only     none          None           none          none           none           none
            available to funds
            distributed by the
            Distributor, if the fund
            seeks to achieve its
            investment objective by
            investing in shares of
            Funds in the Fund Family.

CLASS R*    Class R shares are only     none          None           none          none           Columbia       none
            available to eligible                                                                 funds:
            retirement plans and                                                                  0.50%
            health savings accounts.                                                              distribution
                                                                                                  fee

                                                                                                  RiverSource
                                                                                                  funds:
                                                                                                  0.50% fee,
                                                                                                  of which
                                                                                                  service fee
                                                                                                  can be up
                                                                                                  to 0.25%

CLASS R3*   The share class is          none          None           none          none           0.25%          0.25%(g)
            available to qualified                                                                distribution
            employee benefit plans,                                                               fee
            trust companies or
            similar institutions,
            501(c)(3) charitable
            organizations,
            non-qualified deferred
            compensation plans whose
            participants are
            included in a qualified
            employee benefit plan
            described above, 529
            plans, and health
            savings accounts.

CLASS R4*   Effective after the         none          none           none          none           none           0.25%(g)
            close of business on
            December 31, 2010, Class
            R4 shares are closed to
            new investors. The share
            class is available to
            qualified employee
            benefit plans, trust
            companies or similar
            institutions, 501(c)(3)

            charitable
            organizations,
            non-qualified deferred
            compensation plans whose
            participants are
            included in a qualified
            employee benefit plan
            described above, 529
            plans, and health
            savings accounts.
            Shareholders who opened
            and funded a Class R4
            shares account with a
            fund as of the close of
            business on December 31,
            2010 (including accounts
            once funded that
            subsequently reached a
            zero balance) may
            continue to make
            additional purchases of
            the share class, and
            existing Class R4
            accounts may continue to
            allow new investors or
            participants to be
            established in their
            fund account.(i)

CLASS R5*   Effective after the         none          None           none          none           none           none
            close of business on
            December 31, 2010, Class
            R5 shares are closed to
            new investors. The share
            class is available to
            qualified employee
            benefit plans, trust
            companies or similar
            institutions, 501(c)(3)
            charitable
            organizations,
            non-qualified deferred
            compensation plans whose
            participants are
            included in a qualified
            employee benefit plan
            described above, 529
            plans, health savings
            accounts and, if
            approved by the
            Distributor,
            institutional or
            corporate accounts above
            a threshold established
            by the distributor
            (currently $1 million
            per fund or $10 million
            in all Funds in the Fund
            Family) and
            bank trust departments.
            Shareholders who opened
            and funded a Class R5
            shares account with a
            fund as of the close of
            business on December 31,
            2010 (including accounts
            once funded that
            subsequently reached a
            zero balance) may
            continue to make
            additional purchases of
            the share class, and
            existing Class R5
            accounts may continue to
            allow new investors or
            participants to be
            established in their
            fund account.(i)

CLASS T     Class T shares are          none          None           5.75%         1.00% CDSC      none          up to
            available only to                                        maximum,      applies to                    0.50%(h)
            investors who received                                   declining     certain
            (and who have                                            to 0.00% on   investments
            continuously held) Class                                 investments   of between
            T shares in connection                                   of $1         $1 million
            with the merger of
            certain Galaxy

            Funds into various                                       million or    and $50
            Columbia funds (formerly                                 more          million
            named Liberty Funds).                                                  redeemed
                                                                                   within one
                                                                                   year of
                                                                                   purchase

CLASS W*    Class W shares are only     none          none           none          none           0.25%          none
            available to investors                                                                distribution
            purchasing through                                                                    and service
            authorized investment                                                                 fees
            programs managed by
            investment
            professionals, including
            discretionary managed
            account programs.

CLASS Y*    Class Y shares are          none          None           none          none           none           none
            available only to the
            following categories of
            investors: (i)
            individual investors and
            institutional clients
            (endowments,
            foundations, defined
            benefit plans, etc.)
            that invest at least $1
            million in Class Y
            shares of a single fund
            and (ii) group
            retirement plans
            (including 401(k) plans,
            457 plans,
            employer-sponsored
            403(b) plans, profit
            sharing and money
            purchase plans) with
            plan assets of at least
            $10 million. Currently,
            Class Y shares are
            offered only to certain
            former shareholders of
            the series of the former
            Columbia Funds
            Institutional Trust and
            to institutional and
            high net worth
            individuals and clients
            invested in certain
            pooled investment
            vehicles and separate
            accounts managed by the
            Adviser.

CLASS Z*    Class Z shares are          none          None           none          none           none           none
            available only to
            certain eligible
            investors, which are
            subject to different
            minimum initial
            investment requirements.
            These minimum initial
            investment amounts range
            from $0 to $2,000.

* For money market funds, new investments must be made in Class A shares of the fund. The money market funds offer other classes of shares only to facilitate exchanges with other funds offering such share classes.

** See Class R3 and Class R4 Shares - Non 12b-1 Service Fees and Class T Shares - Shareholder Service Fees for more information.

*** Unless contrary instructions are received in advance by the fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail under Buying, Selling and Exchanging Shares - Eligible Investors - Class B Shares Closing) that are initial investments in Class B shares or that are orders for additional Class B shares of the fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. See Choosing a Share Class - Class A Shares - Front-end Sales Charge for additional information about Class A shares.

**** The minimum initial investment requirement is $5,000 for RiverSource
     Disciplined Small Cap Value Fund, RiverSource Floating Rate Fund and RiverSource Inflation Protected Securities Fund, and $10,000 for RiverSource 120/20 Fund, RiverSource Contrarian Equity Fund, Threadneedle Global Extended Alpha Fund and RiverSource Absolute Return Currency and Income Fund.

+ There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, which have a plan level or omnibus account that is maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper.

(a) See Buying, Selling and Exchanging Shares - Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements of these share classes.

(b) See Choosing a Share Class - Reductions/Waivers of Sales Charges for information about certain exceptions to these sales charges.

(c) This is the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Columbia funds currently limit distribution and shareholder service fees to an aggregate fee of not more than 0.25% for Class A shares. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of RiverSource Cash Management Fund and from Class A, Class C and Class R (formerly Class R2) shares of RiverSource Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries is suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds. See Choosing a Share Class - Distribution and Service Fees for more information.

(d) There is no CDSC on Class A shares of the money market funds or the Funds identified in footnote (j) below. Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

(e) See Choosing a Share Class - Class B Shares - CDSC and Commissions for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion and CDSC schedule will vary depending on the fund and the date of your original purchase of Class B shares.

(f) If you hold Class F shares of the fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." See the discussion about account value aggregation and eligible accounts in Choosing a Share Class - Reductions/Waivers of Sales Charges for more information. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the fund will be invested in Class E shares of the fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.

(g) See Class R3 and Class R4 Shares - Non 12b-1 Service Fees for more information.

(h)  See Class T Shares - Shareholder Service Fees for more information.

(i) See Buying Shares - Eligible Investors - Class R3 Shares, R4 Shares and Class R5 Shares for more information on eligible investors in Class R4 and Class R5 shares and the closing of these share classes.

(j) The following funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Retirement 2005 Portfolio, Columbia Retirement 2010 Portfolio, Columbia Retirement 2015 Portfolio, Columbia Retirement 2020 Portfolio, Columbia Retirement 2025 Portfolio, Columbia Retirement 2030 Portfolio, Columbia Retirement 2035 Portfolio, Columbia Retirement 2040 Portfolio and RiverSource S&P 500 Index Fund.

FUNDamentals(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over the other depends on the amount you invest, how long you hold your shares and whether you may be eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions

Class A Shares - Front-End Sales Charge

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market fund in the Fund Family) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class - Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the fund directly from the fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

     - The offering price per share is the net asset value per share plus any front-end sales charge that applies.

     - The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the fund will add the amount of your investment to the value of your account and base the sales charge on the aggregate amount. See Choosing a Share Class - Reductions/ Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

     - depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

     - is based on the total amount of your purchase and the value of your account.

Class A Shares - Front-End Sales Charge - Breakpoint Schedule For Equity Funds and Funds-of Funds (equity)*

                                                                       AMOUNT RETAINED BY OR PAID
                                                 SALES CHARGE AS A %        TO SELLING AND/OR
  DOLLAR AMOUNT OF       SALES CHARGE AS A %      OF THE NET AMOUNT    SERVICING AGENTS AS A % OF
  SHARES BOUGHT(a)    OF THE OFFERING PRICE(b)       INVESTED(b)           THE OFFERING PRICE
  ----------------    ------------------------   -------------------   --------------------------
$0 - $49,999                    5.75%                   6.10%                  5.00%
$50,000 - $99,999               4.50%                   4.71%                  3.75%
$100,000 - $249,999             3.50%                   3.63%                  3.00%
$250,000 - $499,999             2.50%                   2.56%                  2.15%
$500,000 - $999,999             2.00%                   2.04%                  1.75%
$1,000,000 OR MORE              0.00%                   0.00%                  0.00%(c)(d)

Class A Shares - Front-End Sales Charge - Breakpoint Schedule For Fixed Income Funds (except those listed below) and Funds-of-Funds (fixed income)*

                                                                       AMOUNT RETAINED BY OR PAID
                                                 SALES CHARGE AS A %        TO SELLING AND/OR
  DOLLAR AMOUNT OF       SALES CHARGE AS A %      OF THE NET AMOUNT    SERVICING AGENTS AS A % OF
  SHARES BOUGHT(a)    OF THE OFFERING PRICE(b)       INVESTED(b)           THE OFFERING PRICE
  ----------------    ------------------------   -------------------   --------------------------
$0 - $49,999                    4.75%                   4.99%                  4.00%
$50,000 - $99,999               4.25%                   4.44%                  3.50%
$100,000 - $249,999             3.50%                   3.63%                  3.00%
$250,000 - $499,999             2.50%                   2.56%                  2.15%
$500,000 - $999,999             2.00%                   2.04%                  1.75%
$1,000,000 OR MORE              0.00%                   0.00%                  0.00%(c)(d)

Class A Shares - Front-End Sales Charge - Breakpoint Schedule For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund

                                                                       AMOUNT RETAINED BY OR PAID
                                                 SALES CHARGE AS A %        TO SELLING AND/OR
  DOLLAR AMOUNT OF       SALES CHARGE AS A %      OF THE NET AMOUNT    SERVICING AGENTS AS A % OF
  SHARES BOUGHT(a)    OF THE OFFERING PRICE(b)       INVESTED(b)            THE OFFERING PRICE
  ----------------    ------------------------   -------------------   --------------------------
$0 - $99,999                    3.00%                   3.09%                  2.50%
$100,000 - $249,999             2.50%                   2.56%                  2.15%
$250,000 - $499,999             2.00%                   2.04%                  1.75%
$500,000 - $999,999             1.50%                   1.52%                  1.25%
$1,000,000 OR MORE              0.00%                   0.00%                  0.00%(c)(d)

Class A Shares - Front-End Sales Charge - Breakpoint Schedule For Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Short-Intermediate Bond Fund, Columbia Total Return Bond Fund and Columbia LifeGoal Income Portfolio

                                                                       AMOUNT RETAINED BY OR PAID
                                                 SALES CHARGE AS A %        TO SELLING AND/OR
  DOLLAR AMOUNT OF       SALES CHARGE AS A %      OF THE NET AMOUNT    SERVICING AGENTS AS A % OF
  SHARES BOUGHT(a)    OF THE OFFERING PRICE(b)       INVESTED(b)            THE OFFERING PRICE
  ----------------    ------------------------   -------------------   --------------------------
$0 - $99,999                    3.25%                   3.36%                  3.00%
$100,000 - $249,999             2.50%                   2.56%                  2.25%
$250,000 - $499,999             2.00%                   2.04%                  1.75%
$500,000 - $999,999             1.50%                   1.53%                  1.25%
$1,000,000 OR MORE              0.00%                   0.00%                  0.00%(c)(d)

Class A Shares - Front-End Sales Charge - Breakpoint Schedule For Columbia Short-Term Bond Fund and Columbia Short-Term Municipal Bond Fund

                                                                       AMOUNT RETAINED BY OR PAID
                                                 SALES CHARGE AS A %        TO SELLING AND/OR
  DOLLAR AMOUNT OF       SALES CHARGE AS A %      OF THE NET AMOUNT    SERVICING AGENTS AS A % OF
  SHARES BOUGHT(a)    OF THE OFFERING PRICE(b)       INVESTED(b)            THE OFFERING PRICE
  ----------------    ------------------------   -------------------   --------------------------
$0 - $99,999                    1.00%                   1.01%                  0.75%
$100,000 - $249,999             0.75%                   0.76%                  0.50%
$250,000 - $999,999             0.50%                   0.50%                  0.40%
$1,000,000 OR MORE              0.00%                   0.00%                  0.00%(c)(d)

* "Funds-of-funds (equity)" includes -- Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio, RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund, RiverSource Portfolio Builder Moderate Fund, RiverSource Portfolio Builder Total Equity Fund, RiverSource Retirement Plus 2010 Fund, RiverSource Retirement Plus 2015 Fund, RiverSource Retirement Plus 2020 Fund, RiverSource Retirement Plus 2025 Fund, RiverSource Retirement Plus 2030 Fund, RiverSource Retirement Plus 2035 Fund, RiverSource Retirement Plus 2040 Fund, RiverSource Retirement Plus 2045 Fund, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core. "Funds-of-funds (fixed income)" includes -- RiverSource Income Builder Basic Income Fund, RiverSource Income Builder Enhanced Income Fund, RiverSource Income Builder Moderate Income Fund, RiverSource Portfolio Builder Conservative Fund and RiverSource Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II and Columbia Balanced Fund are treated as equity funds for purposes of the table.

(a) Purchase amounts and account values may be aggregated among all eligible fund accounts for the purposes of this table. See Choosing a Share Class - Reductions/ Waivers of Sales Charges for a discussion of account value aggregation.

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources (except for Columbia US Treasury Index Fund, which is 0.00%): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES - CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

     - If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

               - Columbia fund shareholders who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

               - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

     - Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted immediately above.

The CDSC on Class A shares:

     - is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

     - will not be applied to any shares you receive through reinvested distributions.

For purposes of calculating the CDSC on shares of a Columbia fund and, for shares of a RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class A shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds. In certain circumstances, the CDSC may not apply. See Choosing a Share Class - Reductions/Waivers of Sales Charges for details.

CLASS A SHARES - COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by fund, may be up to 5.00% of the offering price for funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for funds with a maximum front-end sales charge of 4.75%, up to 3.00% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES - COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)

                             COMMISSION LEVEL
                           (AS A % OF NET ASSET
     PURCHASE AMOUNT         VALUE PER SHARE)
     ---------------       --------------------
$1 MILLION - $2,999,999            1.00%
$3 MILLION - $49,999,999           0.50%
$50 MILLION OR MORE                0.25%

FUNDamentals(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the fund and the length of time that you have held your shares.

CLASS B SHARES - SALES CHARGES

The Columbia funds and, effective September 7, 2010, the RiverSource funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares - Eligible Investors - Class B Shares Closing.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

The CDSC on Class B shares:

     - is applied to the net asset value at the time of your purchase or sale, whichever is lower,

     - will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains, and

     - generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC on shares of a Columbia fund and, for shares of a RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CLASS B SHARES - CDSC

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class - Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES - CDSC SCHEDULE FOR THE FUNDS (EXCEPT THOSE LISTED BELOW)

Number of Years                Applicable
Class B Shares Held              CDSC*
-------------------   ----------------------------
ONE                              5.00%
TWO                              4.00%
THREE                            3.00%**
FOUR                             3.00%
FIVE                             2.00%
SIX                              1.00%
SEVEN                            None
EIGHT                            None
NINE                  Conversion to Class A Shares

* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

** For shares purchased in a RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

CLASS B SHARES - CDSC SCHEDULE FOR COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA SHORT-INTERMEDIATE BOND FUND, COLUMBIA SHORT-TERM BOND FUND AND COLUMBIA TOTAL RETURN BOND FUND

Number of Years                Applicable
Class B Shares Held              CDSC*
-------------------   ----------------------------
ONE                              3.00%
TWO                              3.00%
THREE                            2.00%
FOUR                             1.00%
FIVE                             None
SIX                              None
SEVEN                            None
EIGHT                            None
NINE                  Conversion to Class A Shares

* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short-Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES - COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the funds, was up to 4.00% of the net asset value per share of funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short-Term Municipal Bond Fund and up to 2.75% of the net asset value per share of funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class - Distribution and Service Fees for details.

Class B shares purchased in a Columbia fund at any time, a RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Columbia fund at any time, Seligman fund at any time, or a RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2006 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

     - Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

     - Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

     - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.

     - No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES - SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

The CDSC on Class C shares:

     - is applied to the net asset value at the time of your purchase or sale, whichever is lower,

     - will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains, and

     -    is reduced to 0.00% on shares redeemed a year or more after purchase.

For purposes of calculating the CDSC on shares of a Columbia fund and, for shares of a RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class C shares, the fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CLASS C SHARES - CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class
- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

CLASS C SHARES - COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class - Distribution and Service Fees for details.

CLASS E SHARES - FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class - Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

     - depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

     - is based on the total amount of your purchase and the value of your account.

Class E Shares - Front-End Sales Charge - Breakpoint Schedule

                                                                       AMOUNT RETAINED BY OR PAID
                                                 SALES CHARGE AS A %        TO SELLING AND/OR
  DOLLAR AMOUNT OF       SALES CHARGE AS A %      OF THE NET AMOUNT    SERVICING AGENTS AS A % OF
  SHARES BOUGHT(a)    OF THE OFFERING PRICE(b)       INVESTED(b)            THE OFFERING PRICE
  ----------------    ------------------------   -------------------   --------------------------
$0 - $49,999                    4.50%                   4.71%                   4.00%
$50,000 - $99,999               3.50%                   3.63%                   3.00%
$100,000 - $249,999             2.50%                   2.56%                   2.00%
$250,000 - $499,999             1.25%                   1.27%                   1.00%
$500,000 - $999,999             0.00%                   0.00%                   0.00%
$1,000,000 OR MORE              0.00%                   0.00%                   0.00%(c)

(a) Purchase amounts and account values are aggregated among all eligible fund accounts for the purposes of this table.

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
     1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

CLASS E SHARES - CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

     - If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

     - Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

     - is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

     - will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest.

CLASS E SHARES - CDSC

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES - COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES - COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)

                            COMMISSION LEVEL
                          (AS A % OF NET ASSET
Purchase Amount             VALUE PER SHARE)
---------------           --------------------
UP TO $2,999,999                  1.00%
$3 MILLION - $4,999,999           0.50%
$5 MILLION OR MORE                0.25%

CLASS F SHARES - SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

     - is applied to the net asset value at the time of your purchase or sale, whichever is lower,

     - will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, income earned by your shares or capital gains, and

     - generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest.

CLASS F SHARES - CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES - CDSC SCHEDULE

NUMBER OF YEARS                APPLICABLE
CLASS F SHARES HELD              CDSC*
-------------------   ----------------------------
One                              5.00%
Two                              4.00%
Three                            3.00%
Four                             3.00%
Five                             2.00%
Six                              1.00%
Seven                            None
Eight                            None
Nine                  Conversion to Class E Shares

* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

CLASS F SHARES - COMMISSIONS

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share Class - Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the fund.

The following rules apply to the conversion of Class F shares to Class E shares:

     - Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

     - Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

     - You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another fund will convert based on the day you bought the original shares.

     - No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES - SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares or a CDSC when you sell your Class R shares. See Buying, Selling and Exchanging Shares - Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES - COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)

                             COMMISSION LEVEL
                           (AS A % OF NET ASSET
Purchase Amount              VALUE PER SHARE)
---------------            --------------------
$0 MILLION - $49,999,999           0.50%
$50 MILLION OR MORE                0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class - Distribution and Service Fees for details.

CLASS T SHARES - FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

     - depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

     - is based on the total amount of your purchase and the value of your account.

Class T Shares - Front-End Sales Charge - Breakpoint Schedule for Equity Funds

                                                                       AMOUNT RETAINED BY OR PAID
                                                 SALES CHARGE AS A %        TO SELLING AND/OR
  DOLLAR AMOUNT OF       SALES CHARGE AS A %      OF THE NET AMOUNT    SERVICING AGENTS AS A % OF
  SHARES BOUGHT(a)    OF THE OFFERING PRICE(b)       INVESTED(b)           THE OFFERING PRICE
  ----------------    ------------------------   -------------------   --------------------------
$0 - $49,999                    5.75%                   6.10%                  5.00%
$50,000 - $99,999               4.50%                   4.71%                  3.75%
$100,000 - $249,999             3.50%                   3.63%                  2.75%
$250,000 - $499,999             2.50%                   2.56%                  2.00%
$500,000 - $999,999             2.00%                   2.04%                  1.75%
$1,000,000 OR MORE              0.00%                   0.00%                  1.00%(c)(d)

Class T Shares - Front-End Sales Charge - Breakpoint Schedule for Fixed-Income Funds

                                                                       AMOUNT RETAINED BY OR PAID
                                                 SALES CHARGE AS A %        TO SELLING AND/OR
  DOLLAR AMOUNT OF       SALES CHARGE AS A %      OF THE NET AMOUNT    SERVICING AGENTS AS A % OF
  SHARES BOUGHT(a)    OF THE OFFERING PRICE(b)       INVESTED(b)           THE OFFERING PRICE
  ----------------    ------------------------   -------------------   --------------------------
$0 - $49,999                    4.75%                   4.99%                  4.25%
$50,000 - $99,999               4.50%                   4.71%                  3.75%
$100,000 - $249,999             3.50%                   3.63%                  2.75%
$250,000 - $499,999             2.50%                   2.56%                  2.00%
$500,000 - $999,999             2.00%                   2.04%                  1.75%
$1,000,000 OR MORE              0.00%                   0.00%                  0.00%(c)(d)

(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.

(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive a 1.00% commission from the Distributor on all purchases up to but not including $3 million, including those in amounts of less than $1 million that are coded as commission eligible trades.

CLASS T SHARES - CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

     - If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase.

     - Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

     - is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

     - will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. In certain circumstances, the CDSC may not apply. See Choosing a Share Class - Reductions/Waivers of Sales Charges for details.

CLASS T SHARES - COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by fund, may be up to 5.00% of the offering price for funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES - COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)

                             COMMISSION LEVEL
                           (AS A % OF NET ASSET
PURCHASE AMOUNT              VALUE PER SHARE)
---------------            --------------------
$1 MILLION - $2,999,999            1.00%
$3 MILLION - $49,999,999           0.50%
$50 MILLION OR MORE                0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular Class of shares, the fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares, which may not be aggregated.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial advisors and selling and/or servicing agents. You and your financial advisor are responsible for ensuring that you receive discounts for which you are eligible; the fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by your financial advisor for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family.

FUNDamentals(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class - Comparison of the Share Classes and obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any fund accounts linked together for account value aggregation purposes as of September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for purposes of the account value aggregation as described above:

-    Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan;

-    Investments in wrap accounts; and

- Investments in Class A, Class B, Class C, Class E, Class F, Class T, Class W and Class Z shares.

The following accounts are NOT eligible for the purposes of account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

-    Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the fund at net asset value, without payment of any front-end sales charge that would otherwise apply:

     - current or retired Board members, officers or employees of the funds or Columbia Management or its affiliates(1);

     - current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors(1);

     - registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

     - Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

     -    Portfolio managers employed by subadvisers of the funds(1);

     - Partners and employees of outside legal counsel to the funds or the funds 'directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees;

     - Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund;

     -    Purchases made:

----------
1 including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

               - With dividend or capital gain distributions from a fund or from the same class of another fund in the Fund Family;

               - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has, a selling agreement with the Distributor; or

               - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code.

               - Through banks, trust companies and thrift institutions, acting as fiduciaries;

     - Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

     - Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, which have a plan level or omnibus account that is maintained with the fund or its transfer agent and transact directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

     - At the fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the funds are a party.

Restrictions may apply to certain accounts and certain transactions. The funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, please see the SAI.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

-    in the event of the shareholder's death.

- to which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase.

-    purchased through reinvestment of dividends and capital gain distributions.

- in an account that has been closed because it falls below the minimum account balance.

- that result from required minimum distributions taken from retirement accounts upon the shareholders attainment of age 70 1/2.

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor.

- of Class A shares only, of a fund initially purchased by an employee benefit plan, provided that for shares purchased in a RiverSource fund on or before September 3, 2010, a redemption of such shares is not connected with a plan level termination.

- other than Class A shares, of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination.

-    in connection with the Fund's Small Account Policy.

- at a fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

-    by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

-    in the event of the shareholder's death.

- that result from required minimum distributions taken from retirement accounts upon the shareholders' attainment of age 70 1/2.

-    in connection with the Fund's Small Account Policy.

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

For more information about the sales charge reductions and waivers described here, please see the SAI.

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption from any Class A, B, C or T shares within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares will not be reimbursed. If your original purchase was in Class T shares, you will be allowed to reinvest in the same Class T shares account and Fund you originally purchased.

After the close of business on September 3, 2010, RiverSource fund shareholders may not or reinstate their investment in Class B shares of a RiverSource fund. However, shareholders who redeem Class B shares and wish to reinvest all or a portion of the redemption proceeds within 90 days of redemption can invest in Class A shares without incurring a front-end sales charge. To qualify, shareholders must notify their financial advisor or the funds' Transfer Agent in writing in advance of reinvestment and must purchase shares into an account with the same account owner information.

To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the fund's assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the fund and providing services to investors. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                               DISTRIBUTION        SERVICE         COMBINED
                                    FEE              FEE            TOTAL
                              --------------   --------------   --------------
CLASS A (COLUMBIA FUNDS)       up to 0.10%          0.25%       up to 0.35%(a)
CLASS A (RIVERSOURCE FUNDS)    up to 0.25%       up to 0.25%      0.25%(b)*
CLASS B                           0.75%             0.25%         1.00%(a)**
CLASS C                          0.75%(c)           0.25%        1.00%(a)(b)
CLASS E                           0.10%             0.25%           0.35%
CLASS F                           0.75%             0.25%           1.00%
CLASS I                            none             none             none
CLASS R (COLUMBIA FUNDS)          0.50%             --(d)            0.50%
CLASS R (RIVERSOURCE FUNDS)   up to 0.50%(e)   up to 0.25%(e)      0.50%(e)

CLASS R3                          0.25%           0.25%(f)         0.50%(f)
CLASS R4                           none           0.25%(f)         0.25%(f)
CLASS R5                           none             none             none
CLASS T                            none           0.50%(g)         0.50%(g)
CLASS W                        up to 0.25%       up to 0.25%       0.25%(b)
CLASS Y                            none             none             none
CLASS Z                            none             none             none

* The Columbia funds may pay distribution and service fees up to a maximum of 0.35% of the fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.

** The funds' Class A shares pay a distribution and service fee pursuant to the fund's distribution and shareholder service plan for Class A shares.

(a) Service Fee for Class A shares and Class B shares Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund - The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares and Class B shares for Columbia Liberty Fund - The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares and Class B shares for Columbia Strategic Income Fund - The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was [__]% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares for Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund - The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund - The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. As shown in the table below, certain Columbia funds may pay distribution and service fees up to a maximum of 0.35% of a Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate of not more than 0.25% for Class A shares. The maximum annual distribution and/or service fees vary among the Columbia funds, as described in the table below:

                                                                      CLASS A          CLASS A        CLASS A
COLUMBIA FUNDS AND COLUMBIA ACORN FUNDS                           DISTRIBUTION FEE   SERVICE FEE   COMBINED TOTAL
---------------------------------------                           ----------------   -----------   --------------
Columbia Asset Allocation Fund, Columbia Balanced Fund,                0.10%            0.25%          0.35%*
Columbia Conservative High Yield Fund, Columbia Contrarian Core
Fund, Columbia Disciplined Value Fund, Columbia Dividend Income
Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth
Fund, Columbia Oregon Intermediate Municipal Bond Fund,
Columbia Intermediate Bond Fund, Columbia Real Estate Equity
Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth
Fund I, Columbia Technology Fund

Columbia Acorn Fund, Columbia Acorn International, Columbia              --             0.25%           0.25%
Acorn International Select, Columbia Acorn Select, Columbia
Acorn USA, Columbia Blended Equity Fund, Columbia Bond Fund,
Columbia California Tax-Exempt Fund, Columbia Connecticut
Intermediate Municipal Bond Fund, Columbia Connecticut
Tax-Exempt Fund, Columbia Core Bond Fund, Columbia Liberty
Fund, Columbia Energy and Natural Resources Fund, Columbia
Income Fund, Columbia International Bond Fund, Columbia
International Growth Fund, Columbia International Stock Fund,
Columbia Mid Cap Core Fund, Columbia Small Cap Value Fund I,
Columbia Strategic Investor Fund, Columbia Massachusetts
Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal
Bond Fund, Columbia New York Intermediate Municipal Bond Fund,
Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund,
Columbia Rhode Island Intermediate Municipal Bond Fund,
Columbia Select Large Cap Growth Fund, Columbia Select
Opportunities Fund, Columbia Select Small Cap Fund, Columbia
Short-Intermediate Bond Fund, Columbia Thermostat Fund,
Columbia U.S. Treasury Index Fund, Columbia Value and
Restructuring Fund, Columbia World Equity Fund

Columbia High Yield Municipal Fund, Columbia Intermediate                --             0.20%           0.20%
Municipal Bond Fund, Columbia Tax Exempt Fund

Columbia Asset Allocation Fund II, Columbia California                   --               --           0.25%**
Intermediate Municipal Bond Fund, Columbia Convertible
Securities Fund, Columbia Georgia Intermediate Municipal Bond
Fund, Columbia Global Value Fund, Columbia High Income Fund,
Columbia International Value Fund, Columbia Large Cap Core
Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico
Global Fund, Columbia Maryland Intermediate Municipal Bond
Fund, Columbia North Carolina Intermediate Municipal Bond Fund,
Columbia Short Term Bond Fund, Columbia Short Term Municipal
Bond Fund, Columbia Small Cap Growth Fund II, Columbia South
Carolina Intermediate Municipal Bond Fund, Columbia Total
Return Bond Fund, Columbia Virginia Intermediate Municipal Bond
Fund, Columbia Large Cap Value Fund, Columbia LifeGoal
Portfolios, Columbia Marsico 21st Century Fund, Columbia
Marsico Growth Fund, Columbia Marsico International
Opportunities Fund, Columbia Mid Cap Value Fund, Columbia
Multi-Advisor International Equity Fund, Columbia Masters
International Equity Fund, Columbia Small Cap Value Fund II,
Columbia Large Cap Enhanced Cored Fund, Columbia Large Cap
Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap
Index Fund, Columbia Overseas Value Fund

(b) The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class
     R2) and Class W shares of RiverSource Cash Management Fund and from Class A, Class C and Class R (formerly Class R2) shares of RiverSource Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries is suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.

(c) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following funds so that each does not exceed the specified percentage annually: 0.40% Columbia Intermediate Municipal Bond Fund; 0.45% - Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund; 0.65% - Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% -- Columbia Tax-Exempt Fund; 0.85% - Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Income Fund, Columbia International Bond Fund, Columbia Strategic Income Fund. These arrangements may be modified or terminated by the Distributor at any time.

(d) The Columbia fund's Class R shares pay a distribution fee pursuant to the fund's distribution (Rule 12b-1) plan for Class R shares. The Columbia funds do not have a shareholder service plan for Class R shares.

(e) The RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For RiverSource funds Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income funds. The funds currently limit such fees to a maximum of 0.30% for equity funds and 0.15% for fixed-income funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. These fees are not paid pursuant to a 12b-1 plan. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For RiverSource fund Class B shares, and, for the first 12 months following the sale of RiverSource Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Columbia fund Class B, Class F shares, for certain purchases of Class A shares of $1 million or more and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Non 12b-1 Service Fees

Class T Shareholder Service Fees

The fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity funds (including Columbia Asset Allocation Fund) may pay shareholder service fees up to an aggregate annual rate of 0.50% of the fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but such fees will not exceed the fund's net investment income attributable to Class T shares. Equity funds currently limit such fees to an aggregate annual rate of not more than 0.30% of the fund's average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services. Fixed income funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services), but such fees will not exceed the fund's net investment income attributable to Class T shares. Fixed income funds currently limit such fees to an aggregate annual rate of not more than 0.15% of the fund's average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services, other than other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which limit currently is 0.00%.

Class R3 and Class R4 Shares Non 12b-1 Service Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Redemption Fee - Columbia Acorn International and Columbia Acorn International Select

When you sell or exchange shares of a mutual fund, the fund effectively buys those shares back from you in what is called a redemption.

Columbia Acorn International and Columbia Acorn International Select assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds from fund shares that you redeem (either by sale or exchange into another fund) within 60 days of buying them. To determine which shares you are selling in a transaction, the Transfer Agent generally applies a first-in, first-out approach. This means that the Transfer Agent will deem those shares that you have held the longest to be sold first, followed by increasingly recently purchased shares. If you sell or exchange fund shares that you acquired by exchange from another fund, only the period during which you have held the fund shares will be used to calculate whether you must pay a redemption fee in connection with the sale or exchange.

The redemption fee described above will not be imposed if you qualify for a waiver and the Transfer Agent has received proper notification of your qualification. The Transfer Agent will redeem any shares that are eligible for a waiver first. Please be aware that it is the responsibility of you and your financial advisor to notify the Transfer Agent that you may qualify for a waiver before you buy or sell your shares.

The categories of transactions which qualify for a waiver of the redemption fee are as follows:

     - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner,

     - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit-sharing and money-purchase pension plans, where the fund does not have access to information about the individual participant account activity, but not where the fund has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts,

     - shares sold by certain investment funds that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for excessive trading practices (the Adviser or its affiliates may manage certain of the approved investment funds),

     - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for excessive trading practices,

     - shares sold by accounts where the fund has received information reasonably satisfactory to the Adviser indicating that financial intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders,

     - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser,

     -    shares that were bought with reinvested distributions,

     - shares that are sold or exchanged through the fund's Systematic Withdrawal Plan or Systematic Exchange Feature, or similar affiliated or unaffiliated automated plans,

     - the following retirement plan distributions: lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan); and distributions from an IRA or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2, and

     - the following retirement plan transactions: payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor and certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions.

Certain financial intermediaries may not assess a redemption fee on certain categories of redemptions that they believe do not present significant excessive trading practices concerns (such as Systematic Withdrawal Plan redemptions). For a discussion of the effects of excessive trading practices, see Buying, Selling and Exchanging Shares - Transaction Rules and Policies.

Conversely, certain financial intermediaries may assess a redemption fee on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial intermediary. The fund and its agents reserve the right to permit imposition of the redemption fee under these circumstances. The fund's ability to assess redemption fees or apply waivers is generally limited by the policies of financial intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial intermediaries that maintain accounts. You should check with your financial intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time period.

The fund reserves the right to impose the redemption fee in the future if it determines that a financial intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders. However, the fund may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, the fund may modify or eliminate certain exemption categories without advance notice to shareholders.

Financial Intermediary Compensation

The Distributor and the Adviser make payments, from their own resources, to certain financial intermediaries, including selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the Adviser may make payments in larger amounts or on a basis other than those described above when dealing with certain financial intermediaries. Such increased payments may enable such financial intermediaries to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the Adviser may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. The Distributor and the Advisor may make payments in larger amounts or on a basis other than those described above when dealing with certain affiliates of Bank of America Corporation (Bank of America). Such increased payments to the Bank of America affiliates may enable the Bank of America affiliate to offset credits that it may provide to customers.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Columbia fund other than the Columbia Acorn funds is [XXX]% of the average aggregate value of the Fund's shares maintained in such accounts for financial intermediaries that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the Adviser. The Distributor and the Adviser may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the Adviser and their affiliates are paid out of the Distributor's and the Adviser's own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and the Adviser and their affiliates and the services provided by financial intermediaries as well as a list of the intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Adviser have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

       (Value of assets of the share class)
NAV =  - (Liabilities of the share class)
       -----------------------------------------
       Number of outstanding shares of the class

FUNDamentals(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still be affected on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the Adviser's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security . Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money markets Funds, the fund's investments are valued at amortized cost, which approximates market value.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution - including commercial banks, credit unions and broker/dealers - that participates in one of the three Medallion signature guarantee programs recognized by the Securities and Exchange Commission. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.

A Medallion Signature Guarantee is required if:

-    The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

-    Your address of record has changed within the last 30 days.

-    You want the check mailed to an address other than the address of record.

-    You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081.

TELEPHONE TRANSACTIONS

Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund through the internet in any 30-day period if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN and TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY - CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial advisor. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

The Funds also may sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

SMALL ACCOUNT POLICY - CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE FEE

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial advisor. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE ABOVE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y and Class W shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY - BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares - Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders - The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations - If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund of funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices - The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading - Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

     -    negative impact on the Fund's performance;

     -    potential dilution of the value of the Fund's shares;

     - interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

     - losses on the sale of investments resulting from the need to sell securities at less favorable prices;

     - increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

     -    increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares - Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other financial intermediaries or institutions (selling and/or servicing agents), and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer fund holdings to that account. In that event, you must either maintain your fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the fund. The fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the fund will be serviced by the fund's Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares - Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the fund. To do so, complete a fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiafunds.com or may be requested by calling 800.345.6611. Make your check payable to the fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to:

REGULAR MAIL  THE FUNDS
              C/O COLUMBIA MANAGEMENT INVESTMENT SERVICES CORP.
              P.O. BOX 8081
              BOSTON, MA 02266-8081

EXPRESS MAIL  THE FUNDS
              C/O COLUMBIA MANAGEMENT INVESTMENT SERVICES CORP.
              30 DAN ROAD
              CANTON, MA 02021-2809

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market funds, new investments must be made in Class A shares of the fund. The money market funds offer other classes of shares only to facilitate exchanges between other funds offering these classes of shares.

CLASS B SHARES CLOSING

THE COLUMBIA FUNDS AND, EFFECTIVE AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 3, 2010, THE RIVERSOURCE FUNDS NO LONGER ACCEPT INVESTMENTS FROM NEW OR EXISTING INVESTORS IN CLASS B SHARES, EXCEPT FOR CERTAIN LIMITED TRANSACTIONS INVOLVING EXISTING INVESTORS IN CLASS B SHARES AS DESCRIBED IN MORE DETAIL BELOW.

ADDITIONAL CLASS B SHARES WILL BE ISSUED ONLY TO EXISTING INVESTORS IN CLASS B SHARES AND ONLY THROUGH THE FOLLOWING TWO TYPES OF TRANSACTIONS (QUALIFYING TRANSACTIONS):

     - DIVIDENDS AND/OR CAPITAL GAIN DISTRIBUTIONS MAY CONTINUE TO BE REINVESTED IN CLASS B SHARES OF A FUND.

     - SHAREHOLDERS INVESTED IN CLASS B SHARES OF A FUND MAY EXCHANGE THOSE SHARES FOR CLASS B SHARES OF OTHER FUNDS OFFERING SUCH SHARES. CERTAIN EXCEPTIONS APPLY, INCLUDING THAT NOT ALL FUNDS MAY PERMIT EXCHANGES.

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class - Class A Shares - Front-end Sales Charge for additional information about Class A shares. Your financial advisor or selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for Fund Class B shares after the share class has closed or to automatically invest the purchase amount in a money market fund. Please consult your financial advisor or selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their financial advisor if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividends and capital gains distributions reinvested. The share class is designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.

CLASS I SHARES

Class I shares are available to any fund distributed by the Distributor, if the fund seeks to achieve its investment objective by investing in shares of Funds in the Fund Family. Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept or authorize selling and/or servicing agents to accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept or authorize selling and/or servicing agents to accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

CLASS R4 AND CLASS R5 SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS EFFECTIVE AS OF THE CLOSE OF BUSINESS ON DECEMBER 31, 2010, SUBJECT TO CERTAIN LIMITED EXCEPTIONS DESCRIBED BELOW.

Shareholders who opened and funded a Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Employee benefit plans may continue to make additional purchases of Fund shares and may continue to allow new investors (e.g., new plans) and participants to be established in their Fund account if the retirement plan or another retirement plan with the same or an affiliated plan sponsor has invested in the Fund as of December 31, 2010 and holds Fund shares at the plan level. All employee benefit plans that have approved the Fund as an investment option as of December 31, 2010, but that have not opened an account as of that date, may open an account and make purchases of Fund shares and may continue to allow new investors (e.g., new plans) and participants to be established in their Fund account, provided that the plan opens its initial account with the Fund prior to March 31, 2011.

In the event that an order to purchase Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling or servicing agent, as appropriate, without interest.

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per fund or $10 million in all Funds in the Fund Family) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another fund in the Fund Family.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia funds (formerly named Liberty Funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept or authorize selling and/or servicing agents to accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

CLASS Y SHARES ARE AVAILABLE ONLY TO THE FOLLOWING CATEGORIES OF ELIGIBLE
INVESTORS:

     - Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

     - Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the Adviser.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept or authorize selling and/or servicing agents to accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the minimum initial investment and additional investment requirements for the Funds and minimum account balance requirements for the Funds, which may vary by Fund, class and type of account.

     MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                                  RIVERSOURCE
                                                     120/20      RIVERSOURCE
                                                   CONTRARIAN    DISCIPLINED
                                                   EQUITY FUND    SMALL CAP
                         FOR ALL                  THREADNEEDLE    VALUE FUND
                         FUNDS,                      GLOBAL      RIVERSOURCE
                         CLASSES                    EXTENDED       FLOATING
                           AND                     ALPHA FUND        RATE
                        ACCOUNTS                   RIVERSOURCE       FUND
                         EXCEPT                     ABSOLUTE     RIVERSOURCE
                          THOSE                      RETURN       INFLATION
                        LISTED TO        TAX        CURRENCY      PROTECTED
                        THE RIGHT     QUALIFIED        AND        SECURITIES
                     (NONQUALIFIED)    ACCOUNTS   INCOME FUND        FUND      CLASS R   CLASS W   CLASS Z
                     --------------   ---------   ------------   -----------   -------   -------   --------
MINIMUM INITIAL
   INVESTMENT           $2,000(a)     $1,000(a)      $10,000        $5,000       none      $500    Variable(a)(b)

MINIMUM ADDITIONAL
   INVESTMENTS          $  100        $  100         $   100        $  100       none      none     $ 100

MINIMUM ACCOUNT
   BALANCE*             $  250(a)       none         $ 5,000        $2,500       none      $500     $250(a)

(a) IF YOUR FUND ACCOUNT BALANCE FALLS BELOW THE MINIMUM INITIAL INVESTMENT AMOUNT FOR ANY REASON, INCLUDING A MARKET DECLINE, YOU MAY BE ASKED TO INCREASE IT TO THE MINIMUM INITIAL INVESTMENT AMOUNT OR ESTABLISH A SCHEDULED INVESTMENT PLAN. IF YOU DO NOT DO SO, IT WILL BE SUBJECT TO A $20 ANNUAL LOW BALANCE FEE AND/OR SHARES MAY BE AUTOMATICALLY REDEEMED IF YOU FALL BELOW THE MINIMUM ACCOUNT BALANCE AND THE PROCEEDS MAILED TO YOU.

(b) THE MINIMUM INITIAL INVESTMENT AMOUNT FOR CLASS Z SHARES VARIES FROM NONE, TO $1,000 TO $2,000 DEPENDING UPON THE CATEGORY OF ELIGIBLE INVESTOR. SEE THE SCHEDULE BELOW UNDER CLASS Z SHARES MINIMUM INVESTMENTS.

SYSTEMATIC INVESTMENT PLAN

THE SYSTEMATIC INVESTMENT PLAN ALLOWS YOU TO MAKE REGULAR PURCHASES VIA AUTOMATIC TRANSFERS FROM YOUR BANK ACCOUNT TO THE FUND ON A MONTHLY, QUARTERLY OR SEMI-ANNUAL BASIS. CONTACT THE TRANSFER AGENT OR YOUR FINANCIAL ADVISOR TO SET UP THE PLAN. THE TABLE BELOW SHOWS THE MINIMUM INITIAL INVESTMENTS, MINIMUM ADDITIONAL INVESTMENTS AND MINIMUM ACCOUNT BALANCE FOR INVESTMENT THROUGH A SYSTEMATIC INVESTMENT PLAN:

      MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS

                                                  RIVERSOURCE
                                                     120/20
                                                   CONTRARIAN    RIVERSOURCE
                                                     EQUITY      DISCIPLINED
                                                      FUND        SMALL CAP
                                                  THREADNEEDLE      VALUE
                         FOR ALL                     GLOBAL          FUND
                          FUNDS,                    EXTENDED     RIVERSOURCE
                         CLASSES                     ALPHA         FLOATING
                           AND                        FUND           RATE
                        ACCOUNTS                   RIVERSOURCE       FUND
                          EXCEPT                    ABSOLUTE     RIVERSOURCE
                          THOSE                      RETURN       INFLATION
                        LISTED TO        TAX      CURRENCY AND    PROTECTED
                        THE RIGHT     QUALIFIED      INCOME       SECURITIES
                     (NONQUALIFIED)    ACCOUNTS       FUND          FUND       CLASS R   CLASS W   CLASS Z
                     --------------   ---------   ------------   -----------   -------   -------   --------
MINIMUM INITIAL
   INVESTMENT*           $100(a)       $100(b)      $10,000         $5,000       none      $500    Variable(c)
MINIMUM ADDITIONAL
   INVESTMENTS           $100          $100         $   100         $  100       none      none      $100
MINIMUM ACCOUNT
   BALANCE**             none(b)       none         $ 5,000         $2,500       none      $500      none

* IF YOUR FUND ACCOUNT BALANCE IS BELOW THE MINIMUM INITIAL INVESTMENT DESCRIBED ABOVE, YOU MUST MAKE INVESTMENTS AT LEAST MONTHLY.

(a)  MONEY MARKET FUNDS -- $2,000

(b)  MONEY MARKET FUNDS -- $1,000

(c) THE MINIMUM INITIAL INVESTMENT AMOUNT FOR CLASS Z SHARES VARIES FROM NONE, TO $1,000 TO $2,000 DEPENDING UPON THE CATEGORY OF ELIGIBLE INVESTOR. SEE THE SCHEDULE BELOW UNDER CLASS Z SHARES MINIMUM INVESTMENTS.

CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

     - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

     - Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

     - Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investor is $1,000:

     - Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or subaccounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

     - Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

     - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Columbia fund distributed by the Distributor.

     - Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

     - Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum investment requirement noted above).

     - Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

     - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

     -    Certain other investors as set forth in more detail in the SAI.

These minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares - Opening an Account and Placing Orders - Buying Shares - Class B Shares Closing for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. The minimum investment amount for purchases via wire is $500.

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. There is no minimum investment amount for an electronic funds transfer.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 14 days to clear. If you request a redemption within 14 days of purchase, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.

OTHER PURCHASE RULES YOU SHOULD KNOW

     - Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

     - You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

     - You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

     - The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

     - Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

     - Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Effective September 7, 2010, only Class A shares of the money market funds offer check writing privileges. If you have $2,000 in a money market fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were both in another fund at NAV because of the size of the purchase, and then exchanged into a money market fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

     - Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

     - If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

     - If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

     - If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

     -    No interest will be paid on uncashed redemption checks.

     - The Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

     - Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

     - Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares - Transaction Rules and Policies.

     - For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

     - For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor shall refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES IN AN ACCOUNT WITH AMERIPRISE FINANCIAL SERVICES, INC. YOU MAY HAVE LIMITED EXCHANGEABILITY WITHIN THE FUND FAMILY. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares - Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

     - Exchanges are made at net asset value next calculated after your exchange order is received in good form.

     - Once the fund receives your exchange request, you cannot cancel it after the market closes.

     - The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new account, it must satisfy the minimum investment amount for new purchases, unless a waiver applies.

     - Shares of the purchased Fund may not be used on the same day for another exchange or sale.

     - You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

     - If you exchange shares from Class A shares of a money market Fund in the Fund Family to a non-money market Fund in the Fund Family, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market fund into Class C shares of an equity Fund in the Fund Family, you may not exchange from Class C shares of that equity Fund back to Class A shares of a money market Fund.

     - A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund in the Fund Family and you exchange into an equity or fixed income Fund in the Fund Family, your transaction is subject to a front-end sales charge if you exchange into Class A shares and the CDSC if you exchange into Class C, Class E, Class F and Class T shares of the Funds.

     - If your initial investment was in Class A shares of an equity or fixed income Fund in the Fund Family and you exchange shares into a money market Fund in the Fund Family, you may exchange that amount to another fund, including dividends earned on that amount, without paying a sales charge.

     - If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

     - You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial advisor for more information.

     - You generally may make an exchange only into a Fund that is accepting investments.

     - The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

     - Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund in the Fund Family is a taxable event, and you may recognize a gain or loss for tax purposes.

     - Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund in the Fund Family. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund in the Fund Family will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the fund. If your account was established directly with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/ or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL       Mail your exchange or sale request to:

REGULAR MAIL  THE FUNDS
              C/O COLUMBIA MANAGEMENT INVESTMENT SERVICES CORP.
              P.O. BOX 8081
              BOSTON, MA 02266-8081

EXPRESS MAIL  THE FUNDS
              C/O COLUMBIA MANAGEMENT INVESTMENT SERVICES CORP.
              30 DAN ROAD
              CANTON, MA 02021-2809

              Include in your letter:

              -    your name

              -    the name of the fund(s)

              -    your account number

              -    the class of shares to be exchanged or sold

              - your social security number (SSN) or taxpayer identification number (TIN)

              - the dollar amount or number of shares you want to exchange or sell

              - specific instructions regarding delivery or exchange destination

              -    signature(s) of registered account owner(s)

              - any special documents the Transfer Agent may require in order to process your order

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

     - It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

     - A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund - which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedules:

DECLARATION AND DISTRIBUTION SCHEDULE:
DECLARATIONS                             ANNUALLY - []
                                         SEMI-ANNUALLY - []
                                         QUARTERLY - []
                                         MONTHLY - []
                                         DAILY - []
DISTRIBUTIONS                            ANNUALLY - []
                                         SEMI-ANNUALLY - []
                                         QUARTERLY - []
                                         MONTHLY - []
                                         DAILY - []

The Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by writing the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest check the Fund's distribution schedule, which is available at the Funds' websites and/or by calling the Funds' telephone numbers listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Certain derivative instruments when held in a fund's portfolio subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Funds seeking tax-exempt income may invest in derivatives that generate taxable income to the fund.

For Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core (the TargETFunds) -- The TargETFunds may purchase or sell (write) options. In general, option premiums which may be received by the TargETFunds are not immediately included in the income of the TargETFunds. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Funds transfer or otherwise terminate the option. If an option written by a TargETFund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a TargETFund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a TargETFund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

The TargETFunds generally will pay any dividends from its net investment income and distributes any net capital gains realized on investments at least annually (Seligman TargETFund Core generally will pay dividends from its net investment income on a quarterly basis). Because each TargETFund may sell underlying ETFs, US government securities and short-term debt instruments: (a) to accommodate redemptions of its shares; (b) in respect of the TargETFunds, to implement the process of migration; and (c) to adjust the percentages of its assets invested in each underlying ETF, US government securities, short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events, and changes in the asset allocation methodology utilized by the TargETFunds), each TargETFund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each TargETFund may not fully utilize capital losses (to offset capital gains) from the sale of underlying ETFs at a loss. In addition, underlying ETFs may distribute capital gains to the TargETFunds.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for federal income tax purposes. In addition, you should be aware of the following:

     - The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and, instead, in general, would be taxable to you as ordinary income.

     - Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

     - FOR TAX-EXEMPT FUNDS: Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax.

     - FOR TAX-EXEMPT FUNDS: The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

     - Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

     - For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

     - A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

     - The Fund is required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct taxpayer identification number (TIN) or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

     - Class E and Class F shareholders, under the Columbia Gift Plan, the trustee will file all federal and state income tax returns and pay all related income taxes for income and capital gains earned prior to the trust's termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income and capital gains earned by the trust on his or her own tax returns and to pay any related income taxes.

     - Class E and Class F shareholders, you should consult with your own tax advisor about the particular tax consequences to you of making a gift and holding Fund shares through a trust, including any applicable federal or state estate or gift tax consequences.

     - If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the fund's investments are shares of underlying funds, the tax treatment of the fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

FUNDamentals(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table of the fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc., formerly RiverSource Fund Distributors, Inc. (the Distributor), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the funds.

Transfer Agency Services. Columbia Management Investment Services Corp., formerly RiverSource Service Corporation (the transfer agent), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the funds. The funds pay the transfer agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table of the fund." The transfer agent pays a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to all funds, including those that are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other funds (funds of funds) (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the fund owned by affiliated products.

CASH RESERVES. A fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Funds offered under the Columbia, RiverSource, Seligman and Threadneedle brands can be purchased from authorized financial intermediaries.

Additional information about the Fund and its investments is available in the Fund's SAI. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund.

For RiverSource, Seligman and Threadneedle funds, please contact:
734 Ameriprise Financial Center
Minneapolis, MN 55474
800. 221.2450

RiverSource, Seligman and Threadneedle fund information is also available at: riversource.com/prospectus (for RiverSource and Threadneedle funds) or seligman.com/fund/list (for Seligman funds)

For Columbia funds, please contact:
P.O. Box 8081
Boston, MA 02266-8081
800. 345.6611

Columbia funds information is also available at:
columbiafunds.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

                                                                  S-____ (__/10)

 THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION (SAI) IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                       STATEMENT OF ADDITIONAL INFORMATION

                                           , 2010

                            RIVERSOURCE SERIES TRUST
                      Columbia Marsico Flexible Capital Fund

The Fund offers Class A, Class C, Class I, Class R and Class Z.

This is the Statement of Additional Information ("SAI") for the fund listed above. This SAI is not a prospectus. It should be read together with the current fund prospectus, dated the same day as this SAI, as supplemented from time to time. For a free copy of the fund prospectus, annual or semiannual report, when available, contact your financial intermediary, or the fund at:

            WEBSITES*                      TOLL-FREE NUMBERS                   MAILING ADDRESSES
  FOR COLUMBIA FUNDS AT ANY TIME     FOR COLUMBIA FUNDS AT ANY TIME              FOR ALL FUNDS:
     AND ALL FUNDS ON AND AFTER        AND ALL FUNDS ON AND AFTER                Regular Mail:
        SEPTEMBER 27, 2010:                SEPTEMBER 7, 2010:                      The Funds
     www.columbiamanagement.com               800.345.6611                  c/o Columbia Management
                                                                                   Investment
                                                                                Services Corp.,
                                                                        P.O. Box 8081, Boston, MA 02266-
                                                                                      8081
 FOR RIVERSOURCE AND THREADNEEDLE     FOR RIVERSOURCE FUNDS BEFORE
         FUNDS ON OR BEFORE                SEPTEMBER 7, 2010:                    Express Mail:
        SEPTEMBER 26, 2010:                   800.221.2450                         The Funds
        www.riversource.com                                                 c/o Columbia Management
                                                                                   Investment
                                                                                Services Corp.,
 FOR SELIGMAN FUNDS ON OR BEFORE                                         30 Dan Road, Canton, MA 02021-
        SEPTEMBER 26, 2010:                                                           2809
          www.seligman.com



    * The website references and universal resource locators (URLs) in this SAI are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this SAI.

The current prospectus for the fund is incorporated in this SAI by reference.

The fund is governed by a Board of Trustees ("Board") that meets regularly to review a wide variety of matters affecting the fund. Detailed information about fund governance, the fund's investment manager, Columbia Management Investment Advisers, LLC (the "investment manager" or "Columbia Management"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents.

TABLE OF CONTENTS


Fundamental and Nonfundamental Investment Policies..............................    p. 3
Investment Strategies and Types of Investments..................................    p. 4
Information Regarding Risks and Investment Strategies...........................    p. 5
Securities Transactions.........................................................   p. 32
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager....   p. 34
Valuing Fund Shares.............................................................   p. 34
Portfolio Holdings Disclosure...................................................   p. 35
Proxy Voting....................................................................   p. 37
Investing in a Fund.............................................................   p. 40
Selling Shares..................................................................   p. 46
Pay-out Plans...................................................................   p. 46
Taxes...........................................................................   p. 47
Service Providers...............................................................   p. 50
Organizational Information......................................................   p. 58
Board Members and Officers......................................................   p. 64
Information Regarding Pending and Settled Legal Proceedings.....................   p. 71
Independent Registered Public Accounting Firm...................................   p. 71
Appendix A: Description of Ratings..............................................  p. A-1


LIST OF TABLES


1.    Investment Strategies and Types of Investments...............................   p. 4
2.    Class A Initial Sales Charge.................................................  p. 40
3.    Investment Management Services Agreement Fee Schedule........................  p. 50
4.    Subadviser and Subadvisory Agreement Fee Schedule............................  p. 51
5.    Portfolio Manager............................................................  p. 51
6.    Administrative Services Agreement Fee Schedule...............................  p. 52
7.    Fund History Table...........................................................  p. 59
8.    Board Members................................................................  p. 64
9.    Fund Officers................................................................  p. 66
10.   Board Member Holdings -- All Funds...........................................  p. 70




Statement of Additional Information - ______, 2010                        Page 2

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of the fund's other investment policies, the fund, subject to certain limitations, may invest its assets in open-end management investment companies (i.e., mutual funds) having substantially similar investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can only be changed with shareholder approval. Please see "Investment Strategies and Types of Investments" for more information regarding your fund's investment strategies.

The fund will not:

    - Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

    - Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing commercial paper, money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

    - Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

    - Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

    - Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, swaps, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

    - Issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    - Concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

      For purposes of applying the limitation set forth in the concentration policy above, the fund will generally use the industry classifications provided by the Global Industry Classification System.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following are guidelines that may be changed by the Board at any time.

    - No more than 15% of the fund's net assets will be held in securities and other instruments that are illiquid.


Statement of Additional Information - ______, 2010                        Page 3

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and types of investments that the fund is allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of the fund. For a description of principal risks, please see the prospectus. Notwithstanding the fund's ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

             TABLE 1. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


INVESTMENT STRATEGY                                                                        FUND
-------------------------------------------------------------------------------------------------------
Agency and government securities                                                                    Yes
-------------------------------------------------------------------------------------------------------
Borrowing                                                                                           Yes
-------------------------------------------------------------------------------------------------------
Cash/money market instruments                                                                       Yes
-------------------------------------------------------------------------------------------------------
Collateralized bond obligations                                                                     Yes
-------------------------------------------------------------------------------------------------------
Commercial paper                                                                                    Yes
-------------------------------------------------------------------------------------------------------
Common stock                                                                                        Yes
-------------------------------------------------------------------------------------------------------
Convertible securities                                                                              Yes
-------------------------------------------------------------------------------------------------------
Corporate bonds                                                                                     Yes
-------------------------------------------------------------------------------------------------------
Debt obligations                                                                                    Yes
-------------------------------------------------------------------------------------------------------
Depositary receipts                                                                                 Yes
-------------------------------------------------------------------------------------------------------
Derivative instruments (including options and futures)                                              Yes
-------------------------------------------------------------------------------------------------------
Exchange-traded funds                                                                               Yes
-------------------------------------------------------------------------------------------------------
Floating rate loans                                                                                 Yes
-------------------------------------------------------------------------------------------------------
Foreign currency transactions                                                                       Yes
-------------------------------------------------------------------------------------------------------
Foreign securities                                                                                  Yes
-------------------------------------------------------------------------------------------------------
Funding agreements                                                                                  Yes
-------------------------------------------------------------------------------------------------------
High yield debt securities (junk bonds)                                                             Yes
-------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                                                                  Yes
-------------------------------------------------------------------------------------------------------
Indexed securities                                                                                  Yes
-------------------------------------------------------------------------------------------------------
Inflation protected securities                                                                      Yes
-------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                                                                     Yes
-------------------------------------------------------------------------------------------------------
Inverse floaters                                                                                    Yes
-------------------------------------------------------------------------------------------------------
Investment companies                                                                                Yes
-------------------------------------------------------------------------------------------------------
Lending of portfolio securities                                                                     Yes
-------------------------------------------------------------------------------------------------------
Loan participations                                                                                 Yes
-------------------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities                                                               Yes
-------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                                                                                No
-------------------------------------------------------------------------------------------------------
Municipal obligations                                                                               Yes
-------------------------------------------------------------------------------------------------------
Pay-in-kind securities                                                                              Yes
-------------------------------------------------------------------------------------------------------
Preferred stock                                                                                     Yes
-------------------------------------------------------------------------------------------------------
Real estate investment trusts                                                                       Yes
-------------------------------------------------------------------------------------------------------
Repurchase agreements                                                                               Yes
-------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                                                                       Yes
-------------------------------------------------------------------------------------------------------
Short sales                                                                                         Yes
-------------------------------------------------------------------------------------------------------
Sovereign debt                                                                                      Yes
-------------------------------------------------------------------------------------------------------
Structured investments                                                                              Yes
-------------------------------------------------------------------------------------------------------
Swap agreements                                                                                     Yes
-------------------------------------------------------------------------------------------------------
Variable- or floating-rate securities                                                               Yes
-------------------------------------------------------------------------------------------------------
Warrants                                                                                            Yes
-------------------------------------------------------------------------------------------------------
When-issued securities and forward commitments                                                      Yes
-------------------------------------------------------------------------------------------------------
Zero-coupon and step-coupon securities                                                              Yes
-------------------------------------------------------------------------------------------------------




Statement of Additional Information - ______, 2010                        Page 4

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary investments and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see the fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

BORROWING RISK. To the extent the fund borrows money for investment purposes, which is commonly referred to as "leveraging," the fund's exposure to fluctuations in the prices of its assets will be increased as compared to the fund's exposure if the fund did not borrow. The fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

COMMON STOCK RISK. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

CONCENTRATION RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund's portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund's concentration, the fund's overall value may decline to a greater degree than if the fund held a less concentrated portfolio. The more a fund diversifies, the more it spreads risk. For example, if the affiliated money market fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CONFIDENTIAL INFORMATION ACCESS RISK. In managing the fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


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CREDIT RISK. Credit risk is the risk that one or more fixed income securities in the fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund's investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

CURRENCY RISK. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the fund. Derivative instruments in which the fund invests will typically increase the fund's exposure to its principal risks (as described in the fund's prospectus) which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS
The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate ("LIBOR"), to which many interest rate swaps and fixed income instruments may be linked.

EXCHANGE-TRADED FUND (ETF) RISK. An ETF's share price may not track its specified market index and may trade below its net asset value. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in

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

volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund's expenses and similar expenses incurred through ownership of the ETF.

The fund generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The fund ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

FOCUSED PORTFOLIO RISK. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund's net asset value. To the extent the fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

FOREIGN CURRENCY RISK. The fund's exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund's exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult or impossible.

FOREIGN/EMERGING MARKETS RISK. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.


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

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

INFLATION-PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund's performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LEVERAGE RISK. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund's short sales effectively leverage the fund's assets. The use of leverage may make any change in the fund's net asset value ("NAV") even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund

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

to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the fund to underperform other mutual funds if that style falls out of favor with the market.

MASTER LIMITED PARTNERSHIP RISK. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

MUNICIPAL SECURITIES RISK. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

NON-DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

PORTFOLIO TRADING AND TURNOVER RISKS. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as "portfolio turnover." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover (e.g., greater than 100%) may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund's performance.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers

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

may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REAL ESTATE INDUSTRY RISK. Certain funds concentrate their investments in securities of companies operating in the real estate industry, making the fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SHORT SELLING RISK. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund's use of short sales in effect "leverages" the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value up to the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.


Statement of Additional Information - ______, 2010                       Page 10

INVESTMENT STRATEGIES

The following information supplements the discussion of the fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation* (FHLMC), Federal National Mortgage Association* (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

    * On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

BORROWING
The fund may borrow money for temporary purposes or to engage in transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as noted in the nonfundamental policies, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Borrowing Risk and Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

The fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource, Seligman and Threadneedle funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.


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COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


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

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, the fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)


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

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise. The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.


Statement of Additional Information - ______, 2010                       Page 14

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

The fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent the fund is allowed to invest in futures contracts, the fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be

Statement of Additional Information - ______, 2010                       Page 15
made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EQUITY SECURITIES AND FIXED/VARIABLE INCOME SECURITIES
Equity securities in which the Fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the Fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the Prospectus.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds' ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.


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

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF's shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company's total outstanding shares, (ii) if such fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund's total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

FLOATING RATE LOANS
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.


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Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS
Investments in foreign securities usually involve currencies of foreign countries. In addition, the fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of the fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

For hedging purposes, the fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a fund would be able to protect itself against a

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

possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The fund may also enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

For investment purposes, the fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

The fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth immediately above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although the fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

It is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.

Options on Foreign Currencies. The fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


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

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in

Statement of Additional Information - ______, 2010                       Page 20
response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

The fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS
The fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.


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HIGH-YIELD DEBT SECURITIES (JUNK BONDS)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than

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

the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INITIAL PUBLIC OFFERINGS (IPOS)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid- Sized Company Risk and Initial Public Offering (IPO) Risk.

INVERSE FLOATERS
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-

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

term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

LENDING OF PORTFOLIO SECURITIES
To generate additional income, the fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the fund pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, "U.S. government securities") or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund's loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the fund may use and the fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify the fund from losses resulting from a borrower's failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.


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Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and

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

local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities.

An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption.

These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PARTNERSHIP SECURITIES
The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as "PTPs/MLPs"). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange ("NYSE"), the NYSE Alternext US LLC ("NYSE Alternext") (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability "pass-through" entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly

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

tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. The fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES
In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to

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

replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

The fund may not always be able to borrow a security it wants to sell short. The fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager's research and the management team's investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until the fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured

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

security. Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. The fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.


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Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

TRUST-PREFERRED SECURITIES
The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust's common securities, which may typically represent a small percentage of the trust's capital structure. The remainder of the trust's capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution's common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a

Statement of Additional Information - ______, 2010                       Page 30
structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.


Statement of Additional Information - ______, 2010                       Page 31

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

The fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to the fund's subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with the fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each of the fund, the investment manager, the subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the fund) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

The fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission, or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and the subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and the subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by the subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the fund (or by the subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.


Statement of Additional Information - ______, 2010                       Page 32

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to the fund and the other funds or accounts for which it acts as investment manager (or by the subadviser to any other client of the subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and the subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or the subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and the fund. However, the investment manager and the subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1940. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and the subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When the fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and the subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, the fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.


Statement of Additional Information - ______, 2010                       Page 33

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of the fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of the subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

VALUING FUND SHARES

In determining net assets before shareholder transactions, the fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


Statement of Additional Information - ______, 2010                       Page 34

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

PUBLIC DISCLOSURES

The funds' portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds' website. The information is available on the funds' website as described below.

- For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the name of each portfolio security, number of shares held by the fund, value of the security and the security's percentage of the market value of the fund's portfolio as of month-end.

- For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security's percentage of the market value of the fund's portfolio as of calendar quarter-end.

- For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund's most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC's website within sixty (60) days of the end of a fund's fiscal quarter.

In addition, the investment manager makes publicly available information regarding certain fund's largest five to fifteen holdings, as a percent of the market value of the funds' portfolios as of a month-end. This holdings information is made

Statement of Additional Information - ______, 2010                       Page 35
publicly available through the websites (riversource.com/funds for RiverSource and Threadneedle funds and seligman.com for Seligman funds), approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds' websites pursuant to the funds' policies may change from time to time without prior notice.

OTHER DISCLOSURES

The funds' policies and procedures provide that no disclosures of the funds' portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds' distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund's sub-advisor(s) (if any), affiliates of the investment manager, the funds' custodian, sub-custodians, the funds' independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund's Board has adopted policies to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's legal department, Compliance, and the funds' President. The PHC has been authorized by each fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund's President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients

Statement of Additional Information - ______, 2010                       Page 36
is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

ONGOING PORTFOLIO HOLDINGS DISCLOSURE ARRANGEMENTS:

In addition to the daily information provided to the fund's custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

                                       CONDITIONS/RESTRICTIONS                  FREQUENCY OF
IDENTITY OF RECIPIENT                   ON USE OF INFORMATION                    DISCLOSURE
---------------------                  -----------------------                  ------------
Bitlathe                Website support for fund performance disclosure           Monthly
BlackRock, Inc.         For providing trading operations and portfolio            Daily
                        management support.
Bloomberg, L.P.         For independent research of funds.  Sent monthly,         Monthly
                        approximately 30 days after month end.
Bowne & Co.             For printing of proxies and annual updates to             As needed
                        prospectuses and SAIs.
Cenveo, Inc.            For printing of prospectuses, supplements, SAIs and       As needed
                        shareholder reports.
Factset Research        For provision of quantitative analytics, charting and     Daily
  Systems               fundamental data to the investment manager.
Investment Technology   For evaluation and assessment of trading activity,        Daily
  Group, Inc. (ITG,     execution and practices by the investment manager.
  formerly known as
  Plexus Group)
InvestorTools, Inc.     Provide descriptive data for municipal securities         Daily
Morningstar, Inc.       For independent research and ranking of funds.  Sent      Monthly
                        monthly, approximately 25 days after month end.
RiskMetrics Group       Proxy voting administration and research on proxy         Daily
  (formerly             matters.
  Institutional
  Shareholder
  Services)
Thomson Reuters Corp.   Information provided monthly with a 30 day lag to         Monthly
  (Lipper)              assure accuracy of Lipper Fact Sheets.


PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The fund upholds a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The fund's investment manager, and the fund's administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.


Statement of Additional Information - ______, 2010                       Page 37

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. Columbia Management may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board

Statement of Additional Information - ______, 2010                       Page 38
sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds in the Fund Family may invest in shares of other funds in the RiverSource Family of Funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the fund will file its proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.


Statement of Additional Information - ______, 2010                       Page 39

INVESTING IN A FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge ("CDSC") and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class' public offering price. For funds other than money market funds and, as noted below in table 9, certain other funds, the public offering price for Class A, Class E and Class T shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

Effective September 7, 2010, the Columbia funds, Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family) share the same policies and procedures for investor services, as described below and in the prospectus. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or financial advisor should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor. See Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions in the prospectus for details on this particular policy.

For purposes of this section, the Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Columbia funds. The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the RiverSource funds. Together the Columbia funds and the RiverSource funds are referred to as the Funds or Fund Family.

CLASS A -- CALCULATION OF THE SALES CHARGE
Sales charges are determined as shown in the following tables. The first table is organized by investment category. You can find your Fund's investment category in Table 1.

                      TABLE 9. CLASS A INITIAL SALES CHARGE

For all funds EXCEPT Columbia Large Cap Index, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Retirement 2005 Portfolio, Columbia Retirement 2010 Portfolio, Columbia Retirement 2015 Portfolio, Columbia Retirement 2020 Portfolio, Columbia Retirement 2025 Portfolio, Columbia Retirement 2030 Portfolio, Columbia Retirement 2035 Portfolio, Columbia Retirement 2040 Portfolio and RiverSource S&P 500 Index Fund, which are not subject to a front-end sales charge on Class A shares, and for all funds EXCEPT Absolute Return Currency and Income, Floating Rate, Inflation Protected Securities, Intermediate Tax-Exempt, Limited Duration Bond and Short Duration U.S. Government, which are subject to a different sales charge schedule described further below:

---------------------------------------------------------------------------------
                           BALANCED FUNDS, EQUITY     FIXED INCOME FUNDS (EXCEPT
                                   FUNDS,            THOSE LISTED BELOW), FUND-OF
                           FUND-OF-FUNDS - EQUITY        FUNDS - FIXED INCOME,
                       ----------------------------------------------------------
     FUND CATEGORY                 SALES CHARGE(a) AS A PERCENTAGE OF:
---------------------------------------------------------------------------------
                            PUBLIC                       PUBLIC
                           OFFERING     NET AMOUNT      OFFERING      NET AMOUNT
  TOTAL MARKET VALUE       PRICE(b)      INVESTED       PRICE(b)       INVESTED
---------------------------------------------------------------------------------
Up to $49,999               5.75%          6.10%         4.75%          4.99%
---------------------------------------------------------------------------------
$50,000 - $99,999           4.50%          4.71%         4.25%          4.44%
---------------------------------------------------------------------------------
$100,000 - $249,999         3.50%          3.63%         3.50%          3.63%
---------------------------------------------------------------------------------
$250,000 - $499,999         2.50%          2.56%         2.50%          2.56%
---------------------------------------------------------------------------------
$500,000 - $999,999         2.00%          2.04%         2.00%          2.04%
---------------------------------------------------------------------------------
$1,000,000 or
  more(c),(d)               0.00%          0.00%         0.00%          0.00%
---------------------------------------------------------------------------------




Statement of Additional Information - ______, 2010                       Page 40

For RiverSource Absolute Return Currency and Income, RiverSource Floating Rate, RiverSource Inflation Protected Securities, RiverSource Intermediate Tax-Exempt, RiverSource Limited Duration Bond and RiverSource Short Duration U.S.
Government:

-----------------------------------------------------------------------------------------
                                          SALES CHARGE(a) AS A
                                              PERCENTAGE OF         SALES CHARGE(a) AS A
                                             PUBLIC OFFERING            PERCENTAGE OF
          TOTAL MARKET VALUE                    PRICE(b)             NET AMOUNT INVESTED
-----------------------------------------------------------------------------------------
Up to $49,999                                     3.00%                     3.09%
-----------------------------------------------------------------------------------------
$50,000 - $99,999                                 3.00%                     3.09%
-----------------------------------------------------------------------------------------
$100,000 - $249,999                               2.50%                     2.56%
-----------------------------------------------------------------------------------------
$250,000 - $499,999                               2.00%                     2.04%
-----------------------------------------------------------------------------------------
$500,000 - $999,999                               1.50%                     1.52%
-----------------------------------------------------------------------------------------
$1,000,000 or more(c),(d)                         0.00%                     0.00%
-----------------------------------------------------------------------------------------


For Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Short-Intermediate Bond Fund, Columbia Total Return Bond Fund and Columbia LifeGoal Income Portfolio:

-----------------------------------------------------------------------------------------
                                          SALES CHARGE(a) AS A
                                              PERCENTAGE OF         SALES CHARGE(a) AS A
                                             PUBLIC OFFERING            PERCENTAGE OF
          TOTAL MARKET VALUE                    PRICE(b)             NET AMOUNT INVESTED
-----------------------------------------------------------------------------------------
Up to $49,999                                     3.25%                     3.36%
-----------------------------------------------------------------------------------------
$50,000 - $99,999                                 3.25%                     3.36%
-----------------------------------------------------------------------------------------
$100,000 - $249,999                               2.50%                     2.56%
-----------------------------------------------------------------------------------------
$250,000 - $499,999                               2.00%                     2.04%
-----------------------------------------------------------------------------------------
$500,000 - $999,999                               1.50%                     1.53%
-----------------------------------------------------------------------------------------
$1,000,000 or more(c),(d)                         0.00%                     0.00%
-----------------------------------------------------------------------------------------


For Columbia Short-Term Bond Fund and Columbia Short-Term Municipal Bond Fund:

-----------------------------------------------------------------------------------------
                                          SALES CHARGE(a) AS A
                                              PERCENTAGE OF         SALES CHARGE(a) AS A
                                             PUBLIC OFFERING            PERCENTAGE OF
          TOTAL MARKET VALUE                    PRICE(b)             NET AMOUNT INVESTED
-----------------------------------------------------------------------------------------
Up to $49,999                                     1.00%                     1.01%
-----------------------------------------------------------------------------------------
$50,000 - $99,999                                 1.00%                     1.01%
-----------------------------------------------------------------------------------------
$100,000 - $249,999                               0.75%                     0.76%
-----------------------------------------------------------------------------------------
$250,000 - $499,999                               0.50%                     0.50%
-----------------------------------------------------------------------------------------
$500,000 - $999,999                               0.50%                     0.50%
-----------------------------------------------------------------------------------------
$1,000,000 or more(c),(d)                         0.00%                     0.00%
-----------------------------------------------------------------------------------------


(a) Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

(b)    Purchase price includes the sales charge.

(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources:
       1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d) For employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources on purchases coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more. See "Initial Sales Charge -- Waivers of the sales charge for Class A shares" for employee benefit plan eligibility rules.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales

Statement of Additional Information - ______, 2010                       Page 41
charge is paid to the distributor by the investor buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        [TABLE 10. PUBLIC OFFERING PRICE]

CLASS A -- STATEMENT OR LETTER OF INTENT (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the Funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the Funds. Shareholder completes an LOI to invest $100,000 in the Funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the Funds' Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by ROA as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares. For example, if your LOI commits you to purchases Class A shares, the commitment amount does not include purchases in these classes of shares; does not include any new reinvested dividends and directed dividends earned in any Funds during the 13-month period;; and purchases of money market Funds unless they are subsequently exchanged to shares of a non-money market Fund (other than Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of such non-money market fund) within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS A SHARES
Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, financial intermediary or the transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Columbia fund Class A shareholders who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

    - shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

    - participants of "eligible employee benefit plans" including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after December 31, 2009.

    - to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.


Statement of Additional Information - ______, 2010                       Page 42

    - plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus's (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value on or prior to September 3, 2010 are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination. Class A shares purchased at net asset value after the close of business on September 3, 2010 are subject to a CDSC on shares purchased within 18 months prior to plan termination, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

    - to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" for which Charles Schwab & Co., Inc. acts as broker dealer.

    - to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

    - to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

    - to other funds in the Fund Family pursuant to a "fund of funds" arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

    - of a Columbia fund purchased on or before September 3, 2010 through a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.*

    - of a Columbia fund purchased on or prior to September 3, 2010 in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.*

    - of a Columbia fund purchased on or prior to September 3, 2010 in connection with (i) shares sold for medical payments that exceed 7.5% of income, and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

    - of a Columbia fund purchased on or prior to September 3, 2010 by health savings accounts sponsored by third party platforms.*

    * You must notify the Fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the Fund or the transfer agent.

CLASS B SHARES CLOSED
Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a Columbia fund and, for shares of a RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or

Statement of Additional Information - ______, 2010                       Page 43
      serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

    - of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

    - of RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

      - at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

      - selling under an approved substantially equal periodic payment arrangement.

    - of a Columbia fund purchased on or before September 3, 2010 through a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.*

    - of a RiverSource fund sold on or prior to September 3, 2010 under an approved substantially equal periodic payment arrangement.

    - of a Columbia fund purchased on or prior to September 3, 2010 in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.*

    - of a Columbia fund purchased on or prior to September 3, 2010 in connection with shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

    * You must notify the Fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the Fund or the transfer agent.

CLASS C SHARES
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CLASS E SHARES
Class E shares are closed to new investors and new accounts. Shareholders who opened and funded a Class E shares account with a Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class. The share class was designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.

CLASS F SHARES
Class F shares are closed to new investors and new accounts. Class F shares are closed to new investors and new accounts. Shareholders who opened and funded a Class F shares account with a fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class. The share class was designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.

CLASS I SHARES
Class I shares are offered to qualifying institutional investors. Class I shares are sold without a front-end sales charge or CDSC.

CLASS R, CLASS R3, CLASS R4 AND CLASS R5 SHARES
Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a RiverSource fund, a portion of such fee may be paid for shareholder services).

Statement of Additional Information - ______, 2010                       Page 44

Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related fee). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

CLASS R SHARES
Class R shares are available to:

    - eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates; and

    - the following eligible retirement plans:

      - 401(k) plans; 457 plans;

      - employer-sponsored 403(b) plans;

      - profit sharing and money purchase pension plans;

      - defined benefit plans; and

      - non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

CLASS R3, CLASS R4 AND CLASS R5 SHARES
Class R3, R4 and Class R5 are available to:

    - Qualified employee benefit plans;

    - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    - Nonqualified deferred compensation plans;

    - State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

    - Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

    - Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per Fund or $10 million in all Funds); and

    - Bank Trusts.

CLASS T SHARES CLOSING
Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia funds (formerly named Liberty Funds). Class T shares are subject to a front-end sales charge and CDSC.

CLASS W SHARES
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

CLASS Y SHARES
Class Y shares are available only to the following categories of investors:

    - individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

    - group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment

Statement of Additional Information - ______, 2010                       Page 45
vehicles and separate accounts managed by Columbia Management. Class Y shares are sold without a front-end sales charge or a CDSC.

CLASS Z SHARES
Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is $2,500 for any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a Fund to redeem shares for more than seven days. Such emergency situations would occur if:

    - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    - Disposal of a Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or,

    - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those Funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


Statement of Additional Information - ______, 2010                       Page 46

TAXES

SUBCHAPTER M COMPLIANCE
The fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. The fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund's investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund's gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund's assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund's assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, "all of" a shareholder's distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren't sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year the fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

The fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, the fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service
(IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

The fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.


Statement of Additional Information - ______, 2010                       Page 47

EXCHANGES, PURCHASES AND SALES
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual's cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

DISTRIBUTIONS
DIVIDENDS
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred's dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

CAPITAL GAINS DISTRIBUTIONS
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund's capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal

Statement of Additional Information - ______, 2010                       Page 48
income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

RETURN OF CAPITAL
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder's original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder's tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

WITHHOLDING
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.


Statement of Additional Information - ______, 2010                       Page 49

SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC (Columbia Management or the investment manager) is the investment manager for the fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of the fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

         TABLE 2. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE

-----------------------------------------------------------------------------------------
                                                                     ANNUAL RATE AT EACH
                 FUND                       ASSETS (BILLIONS)            ASSET LEVEL
-----------------------------------------------------------------------------------------
Columbia Marsico Flexible Capital
  Fund
-----------------------------------------------------------------------------------------


Under the agreement, the fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the fund, approved by the Board.

MANAGER OF MANAGERS EXEMPTION
The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

SUBADVISORY AGREEMENTS
The assets of the fund are managed by a subadviser that has been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadviser to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to the fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. The subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the Fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with the subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.


Statement of Additional Information - ______, 2010                       Page 50

The following table shows the advisory fee schedules for fees paid by the investment manager to the subadviser for the Fund.

           TABLE 4. SUBADVISER AND SUBADVISORY AGREEMENT FEE SCHEDULE


FUND                                SUBADVISER                 PARENT COMPANY                FEE SCHEDULE
----------------------------------------------------------------------------------------------------------------
Columbia Marsico Flexible   Marsico Capital              Indirect subsidiary of       --% of the first $--
  Capital Fund              Management, LLC (Marsico)    Marsico Management Equity,   million, reducing to --%
                                                         LLC, a Delaware Limited      as assets increase,
                                                         Liability Company
----------------------------------------------------------------------------------------------------------------



PORTFOLIO MANAGERS. The following table provides information about the fund's portfolio manager as of _________, 2010.

                           TABLE 5. PORTFOLIO MANAGER


                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT(a)        ASSETS          ACCOUNTS(b)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico     A. Douglas Rao                                                                 None(c)     (1)         (A)
Flexible Capital
-----------------------------------------------------------------------------------------------------------------------------------




(a) RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(b) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(c) The fund is new and shares were not yet offered as of ______________, 2010.

POTENTIAL CONFLICTS OF INTEREST
(1) As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently declines. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers.

        The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to Initial Public Offerings (IPOs) and other syndicated or limited offerings, it is Marsico policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

        Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

STRUCTURE OF COMPENSATION
(A) The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides

Statement of Additional Information - ______, 2010                       Page 51
        investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees. Portfolio manager compensation comes solely from Marsico. In addition, Marsico's portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions (such as earnings and losses) on those equity interests.

        As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager's abilities. To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager's leadership within Marsico's investment team, contributions to Marsico's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

ADMINISTRATIVE SERVICES

Each fund has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

             TABLE 6. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE

                                                          ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                    ------------------------------------------------------------------------------------------
                                                       $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                $0 - 500,000,000    1,000,000,000     3,000,000,000     $12,000,000,000   12,000,000,001 +
------------------------------------------------------------------------------------------------------------------------------
Columbia Marsico Flexible Capital
  Fund
------------------------------------------------------------------------------------------------------------------------------



The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

TRANSFER AGENCY SERVICES

The fund has a Transfer Agency Agreement with Columbia Management Investment Services Corp. (the "transfer agent") located at One Financial Center, Boston, MA 02111. This agreement governs the transfer agent's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.

For Class A, Class C, Class R, and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of [$XX.XX]. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across share classes based on the relative percentage of net assets of each class of shares.

In addition, the fund may reimburse the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund in an amount equal to [X.XX%] of a fund's net assets represented by the account for with financial intermediaries that seek payment by the transfer agent based on a percentage of net assets (other than certain accounts held through Ameriprise Financial Services, Inc., which are subject to a cap of [$XX] per account). The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges)

Statement of Additional Information - ______, 2010                       Page 52
earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the "distributor"), One Financial Center, Boston, MA 02111, an indirect, wholly-owned subsidiary of Columbia Management, serves as the fund's principal underwriter and distributor. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges (or a portion thereof) deducted for distributing fund shares are paid to the distributor daily.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers or retained by the distributor.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the fund approved a Plan of Distribution (the "Plan") and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan may be a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred or the plan may be a compensation plan, whereby the fund makes payment to the distributor and the distributor provides such payment to the financial intermediary.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                                         Distribution        Service         Combined
                                                              Fee              Fee             Total
--------------------------------------------------------------------------------------------------------
CLASS A (COLUMBIA FUNDS)                                  up to 0.10%         0.25%       up to 0.35%(a)
--------------------------------------------------------------------------------------------------------
CLASS A (RIVERSOURCE FUNDS)                               up to 0.25%      up to 0.25%       0.25%(b)*
--------------------------------------------------------------------------------------------------------
CLASS B                                                      0.75%            0.25%         1.00%(a)**
--------------------------------------------------------------------------------------------------------
CLASS C                                                    0.75%(c)           0.25%         1.00%(a)(b)
--------------------------------------------------------------------------------------------------------
CLASS E                                                      0.10%            0.25%            0.35%
--------------------------------------------------------------------------------------------------------
CLASS F                                                      0.75%            0.25%            1.00%
--------------------------------------------------------------------------------------------------------
CLASS I                                                      none             none             none
--------------------------------------------------------------------------------------------------------
CLASS R (COLUMBIA FUNDS)                                     0.50%            --(d)            0.50%
--------------------------------------------------------------------------------------------------------
CLASS R (RIVERSOURCE FUNDS)                             up to 0.50%(e)   up to 0.25%(e)      0.50%(e)
--------------------------------------------------------------------------------------------------------
CLASS R3                                                     0.25%          0.25%(f)         0.50%(f)
--------------------------------------------------------------------------------------------------------
CLASS R4                                                     none           0.25%(f)         0.25%(f)
--------------------------------------------------------------------------------------------------------
CLASS R5                                                     none             none             none
--------------------------------------------------------------------------------------------------------
CLASS T                                                      none           0.50%(g)         0.50%(g)
--------------------------------------------------------------------------------------------------------
CLASS W                                                   up to 0.25%      up to 0.25%       0.25%(b)
--------------------------------------------------------------------------------------------------------
CLASS Y                                                      none             none             none
--------------------------------------------------------------------------------------------------------
CLASS Z                                                      none             none             none
--------------------------------------------------------------------------------------------------------



    * The Columbia funds may pay distribution and service fees up to a maximum of 0.35% of the fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.

   ** The funds' Class A shares pay a distribution and service fee pursuant to the fund's distribution and shareholder service plan for Class A shares.

  (a) Service Fee for Class A shares and Class B shares Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund
         -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares and Class B shares for Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares and Class B shares for Columbia Strategic

Statement of Additional Information - ______, 2010                       Page 53

         Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was [ ]% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares for Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. As shown in the table below, certain Columbia funds may pay distribution and service fees up to a maximum of 0.35% of a Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate of not more than 0.25% for Class A shares. The maximum annual distribution and/or service fees vary among the Columbia funds, as described in the table below:

-------------------------------------------------------------------------------------------------
                                                               CLASS A                    CLASS A
                                                            DISTRIBUTION     CLASS A     COMBINED
COLUMBIA FUNDS AND COLUMBIA ACORN FUNDS                          FEE       SERVICE FEE     TOTAL
------------------------------------------------------------------------- ------------- ---------
Columbia Asset Allocation Fund, Columbia Balanced Fund,
Columbia Conservative High Yield Fund, Columbia Contrarian
Core Fund, Columbia Disciplined Value Fund, Columbia
Dividend Income Fund, Columbia Large Cap Growth Fund,
Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate
Municipal Bond Fund, Columbia Intermediate Bond Fund,
Columbia Real Estate Equity Fund, Columbia Small Cap Core
Fund, Columbia Small Cap Growth Fund I, Columbia
Technology Fund                                                 0.10%          0.25%       0.35%*
------------------------------------------------------------------------- ------------- ---------
Columbia Acorn Fund, Columbia Acorn International,
Columbia Acorn International Select, Columbia Acorn
Select, Columbia Acorn USA, Columbia Blended Equity Fund,
Columbia Bond Fund, Columbia California Tax-Exempt Fund,
Columbia Connecticut Intermediate Municipal Bond Fund,
Columbia Connecticut Tax-Exempt Fund, Columbia Core Bond
Fund, Columbia Liberty Fund, Columbia Energy and Natural
Resources Fund, Columbia Income Fund, Columbia
International Bond Fund, Columbia International Growth
Fund, Columbia International Stock Fund, Columbia Mid Cap
Core Fund, Columbia Small Cap Value Fund I, Columbia
Strategic Investor Fund, Columbia Massachusetts Tax-Exempt
Fund, Columbia New Jersey Intermediate Municipal Bond
Fund, Columbia New York Intermediate Municipal Bond Fund,
Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia
Fund, Columbia Rhode Island Intermediate Municipal Bond
Fund, Columbia Select Large Cap Growth Fund, Columbia
Select Opportunities Fund, Columbia Select Small Cap Fund,
Columbia Short-Intermediate Bond Fund, Columbia Thermostat
Fund, Columbia U.S. Treasury Index Fund, Columbia Value
and Restructuring Fund, Columbia World Equity Fund                --           0.25%       0.25%
------------------------------------------------------------------------- ------------- ---------
Columbia High Yield Municipal Fund, Columbia Intermediate
Municipal Bond Fund, Columbia Tax Exempt Fund                     --           0.20%       0.20%
------------------------------------------------------------------------- ------------- ---------
Columbia Asset Allocation Fund II, Columbia California
Intermediate Municipal Bond Fund, Columbia Convertible
Securities Fund, Columbia Georgia Intermediate Municipal
Bond Fund, Columbia Global Value Fund, Columbia High
Income Fund, Columbia International Value Fund, Columbia
Large Cap Core Fund, Columbia Marsico Focused Equities
Fund, Columbia Marsico Global Fund, Columbia Maryland
Intermediate Municipal Bond Fund, Columbia North Carolina
Intermediate Municipal Bond Fund, Columbia Short Term Bond
Fund, Columbia Short Term Municipal Bond Fund, Columbia
Small Cap Growth Fund II, Columbia South Carolina
Intermediate Municipal Bond Fund, Columbia Total Return
Bond Fund, Columbia Virginia Intermediate Municipal Bond
Fund, Columbia Large Cap Value Fund, Columbia LifeGoal
Portfolios, Columbia Marsico 21st Century Fund, Columbia
Marsico Growth Fund, Columbia Marsico International
Opportunities Fund, Columbia Mid Cap Value Fund, Columbia
Multi-Advisor International Equity Fund, Columbia Masters
International Equity Fund, Columbia Small Cap Value Fund
II, Columbia Large Cap Enhanced Cored Fund, Columbia Large
Cap Index Fund, Columbia Mid Cap Index Fund, Columbia
Small Cap Index Fund, Columbia Overseas Value Fund                --             --        0.25%**
------------------------------------------------------------------------- ------------- ---------



  (b) The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of RiverSource Cash Management Fund and from Class A, Class C and Class R (formerly Class R2) shares of RiverSource Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries is suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.

  (c) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following funds so that each does not exceed the specified percentage annually: 0.40% Columbia Intermediate Municipal Bond Fund; 0.45% -- Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund;
         0.65% -- Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% -- Columbia Tax-Exempt Fund; 0.85% -- Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Income Fund, Columbia International Bond Fund, Columbia Strategic Income Fund. These arrangements may be modified or terminated by the Distributor at any time.

  (d) The Columbia fund's Class R shares pay a distribution fee pursuant to the fund's distribution (Rule 12b-1) plan for Class R shares. The Columbia funds do not have a shareholder service plan for Class R shares.

  (e) The RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For RiverSource funds Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.


Statement of Additional Information - ______, 2010                       Page 54

  (f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

  (g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income funds. The funds currently limit such fees to a maximum of 0.30% for equity funds and 0.15% for fixed-income funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. These fees are not paid pursuant to a 12b-1 plan. See Class T Shareholder Service Fees in the prospectus for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For RiverSource fund Class B shares, and, for the first 12 months following the sale of RiverSource Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Columbia fund Class B, Class F shares, for certain purchases of Class A shares of $1 million or more and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the fund. These payments do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund. These payments are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.


Statement of Additional Information - ______, 2010                       Page 55

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial intermediary charges its representatives for effecting transactions in the fund. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

MARKETING AND SALES SUPPORT
Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary's personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary's organization, including placement of the fund on the financial intermediary's preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

PROGRAM AND SHAREHOLDER SERVICING
Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Below is a list of firms that the distributor and its affiliates make payments to for the above described services.

- ACS HR Solutions

- ADP Broker-Dealer, Inc.

- American Century Investment Management, Inc.
  and American Century Investment Services, Inc.

- Ameriprise Financial Services, Inc./American Enterprise Investment Services, Inc.

- Associated Securities Corp.

- Benefit Plans Administrative Services, Inc.
  and Community Bank System, Inc.

- Boston Financial Data Services, Inc.

- Charles Schwab Trust Company

- Charles Schwab and Company, Inc.

- Citigroup Global Markets Inc.

- Columbia Management Advisors, LLC
  and Columbia Management Distributors, Inc.

- Digital Retirement Solutions, Inc.

- Expertplan, Inc.

- Fidelity Brokerage Services/National
  Financial Services

- Fidelity Investments Institutional
  Operations Company/Fidelity Investments
  Institutional Service Company

- FTJ Fund Choice, LLC

- GWFS Equities, Inc.

- Hartford Life Insurance Company

- Hartford Securities Distribution Company, Inc.

- ICMA-RC Services LLC

- ING Institutional Plan Services, LLC

- ING Life Insurance and Annuity Company

- J.P. Morgan Chase Bank, N.A.

- J.P. Morgan Retirement Plan Services, LLC

- John Hancock Life Insurance Company

- John Hancock Life Insurance Company New York

- Lincoln Retirement Services Company LLC

- LPL Financial Corporation

- Massachusetts Mutual Life Insurance
  Company (Mass Mutual/MML)

- Mercer HR Services, LLC

- Merrill Lynch Life Insurance Company


Statement of Additional Information - ______, 2010                       Page 56

- Merrill Lynch, Pierce, Fenner & Smith, Inc.

- Mid Atlantic Capital Corporation

- Minnesota Life Insurance Company

- ML Life Insurance Company of New York

- Morgan Stanley & Co., Inc.

- MSCS Financial Services, LLC

- Mutual Service Corporation

- Nationwide Financial Services, Inc.

- Newport Retirement Services, Inc.

- NYLife Distributors LLC

- Oppenheimer & Co. Inc.

- Principal Life Insurance Company

- Prudential Insurance Company of America/Prudential Investments Retirement Services

- Prudential Investment Management Services LLC/Prudential Investments LLC

- Raymond James & Associates, Inc.
  and Raymond James Financial Services, Inc.

- RBC Capital Markets Corporation

- Reliance Trust Company

- The Retirement Plan Company, LLC

- Securities America, Inc.

- Standard Retirement Services, Inc.

- TD Ameritrade Trust Company

- The Princeton Retirement Group, Inc.
  and GPC Securities, Inc.

- UBS Financial Services, Inc.

- UVest Financial Services Group, Inc.

- The Vanguard Group, Inc.

- Vertical Management Systems, Inc.

- Wachovia Bank NA

- Waterstone Financial Group, Inc.

- Wells Fargo Advisors Financial Network, LLC

- Wells Fargo Bank N.A.

- Wilmington Trust Company

- Wilmington Trust Retirement and Institutional Services Company

OTHER PAYMENTS
The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

CUSTODIAN SERVICES

The fund's securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. ("JPMorgan"), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, the fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund's custodian agreement.


Statement of Additional Information - ______, 2010                       Page 57

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

The fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the fund represent an interest in the fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the share holder's discretion, be voted for a single Trustee.

DIVIDEND RIGHTS

Dividends paid by the fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the "Declaration of Trust"), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the

Statement of Additional Information - ______, 2010                       Page 58
fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

                           TABLE 7. FUND HISTORY TABLE

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE BOND SERIES,         4/29/81, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Floating Rate
  Fund                                                 2/16/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Income
  Opportunities Fund                                   6/19/03                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Inflation
  Protected Securities Fund                            3/4/04                                                  No
----------------------------------------------------------------------------------------------------------------------

RiverSource Limited Duration
  Bond Fund                                            6/19/03                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE CALIFORNIA TAX-            4/7/86                    Business Trust       MA       8/31(10)
  EXEMPT TRUST
----------------------------------------------------------------------------------------------------------------------

RiverSource California Tax-
  Exempt Fund                                          8/18/86                                                 No
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIMENSIONS SERIES,   2/20/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small
  and Mid Cap Equity Fund                              5/18/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small
  Cap Value Fund                                       2/16/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED INCOME   6/27/74, 4/8/86(1)                Corporation       NV/MN       8/31
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Diversified Bond
  Fund(3)                                              10/3/74                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE EQUITY SERIES,       3/18/57, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Mid Cap Growth
  Fund(4)                                              6/4/57                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GLOBAL SERIES,            10/28/88                     Corporation        MN         10/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Absolute Return
  Currency and Income Fund                             6/15/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Emerging Markets
  Bond Fund                                            2/16/06                                                 No
----------------------------------------------------------------------------------------------------------------------

RiverSource Global Bond Fund                           3/20/89                                                 No
----------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets
  Fund(4),(5),(11)                                    11/13/96                                                Yes
----------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity
  Fund(5),(6),(11)                                     5/29/90                                                Yes
----------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity
  Income Fund                                          8/1/08                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Threadneedle Global Extended
  Alpha Fund                                           8/1/08                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GOVERNMENT INCOME         3/12/85                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration
  U.S. Government Fund(3)                              8/19/85                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource U.S. Government
  Mortgage Fund                                        2/14/02                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GOVERNMENT MONEY          6/29/76                      Corporation        MD         12/31
  MARKET FUND, INC.(17)                                1/31/77                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE HIGH YIELD INCOME         8/17/83                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource High Yield Bond
  Fund(3)                                              12/8/83                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INCOME SERIES,       2/10/45; 4/8/86(1)                Corporation       NV/MN      1/31(7)
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Income Builder
  Basic Income Fund                                    2/16/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Income Builder
  Enhanced Income Fund                                 2/16/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Income Builder
  Moderate Income Fund                                 2/16/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL              5/9/01                      Corporation        MN         10/31
  MANAGERS SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners
  International Select Growth
  Fund(11)                                             9/28/01                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners
  International Select Value
  Fund(11)                                             9/28/01                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners
  International Small Cap
  Fund(11)                                             10/3/02                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL             7/18/84                      Corporation        MN         10/31
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined
  International Equity Fund                            5/18/06                                                Yes

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - ______, 2010                       Page 59

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Threadneedle Asia Pacific
  Fund                                                 7/15/09                                                Yes
----------------------------------------------------------------------------------------------------------------------

Threadneedle European Equity
  Fund(5),(11)                                         6/26/00                                                Yes
----------------------------------------------------------------------------------------------------------------------

Threadneedle International
  Opportunity Fund(4),(5),(11)                        11/15/84                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INVESTMENT SERIES,   1/18/40; 4/8/86(1)                Corporation       NV/MN       9/30
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Balanced Fund(4)                           4/16/40                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Large
  Cap Growth Fund                                      5/17/07                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Large
  Cap Value Fund                                       8/1/08                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Diversified
  Equity Income Fund                                  10/15/90                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Mid Cap Value
  Fund                                                 2/14/02                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP SERIES,    5/21/70, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined
  Equity Fund(4)                                       4/24/03                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MANAGERS SERIES,          3/20/01                      Corporation        MN         5/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners
  Fundamental Value Fund(11)                           6/18/01                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small
  Cap Value Fund(11)                                   6/18/01                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MARKET ADVANTAGE          8/25/89                      Corporation        MN         1/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder
  Conservative Fund                                    3/4/04                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder
  Moderate Conservative Fund                           3/4/04                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder
  Moderate Fund                                        3/4/04                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder
  Moderate Aggressive Fund                             3/4/04                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder
  Aggressive Fund                                      3/4/04                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder
  Total Equity Fund                                    3/4/04                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index
  Fund                                                10/25/99                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Small Company
  Index Fund                                           8/19/96                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MONEY MARKET         8/22/75; 4/8/86(1)                Corporation       NV/MN       7/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Cash Management
  Fund                                                 10/6/75                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SECTOR SERIES,            3/25/88                      Corporation        MN         6/30
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Dividend
  Opportunity Fund(8)                                  8/1/88                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Real Estate Fund                           3/4/04                                                  No
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SELECTED SERIES,          10/5/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals
  and Mining Fund(9)                                   4/22/85                                                 No
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SERIES TRUST(14)          1/27/06                    Business Trust       MA         4/30
----------------------------------------------------------------------------------------------------------------------

RiverSource 120/20 Contrarian
  Equity Fund                                         10/18/07                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Recovery and
  Infrastructure Fund                                  2/19/09                                                 No
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus
  2010 Fund                                            5/18/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus
  2015 Fund                                            5/18/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus
  2020 Fund                                            5/18/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus
  2025 Fund                                            5/18/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus
  2030 Fund                                            5/18/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus
  2035 Fund                                            5/18/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus
  2040 Fund                                            5/18/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus
  2045 Fund                                            5/18/06                                                Yes

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - ______, 2010                       Page 60

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE SHORT TERM           4/23/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INVESTMENTS SERIES, INC.(15)
----------------------------------------------------------------------------------------------------------------------

RiverSource Short-Term Cash
  Fund                                                 9/26/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SPECIAL TAX-EXEMPT         4/7/86                    Business Trust       MA       8/31(10)
  SERIES TRUST
----------------------------------------------------------------------------------------------------------------------

RiverSource Minnesota Tax-
  Exempt Fund                                          8/18/86                                                 No
----------------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-
  Exempt Fund                                          8/18/86                                                 No
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGIC                 10/9/84                      Corporation        MN         9/30
  ALLOCATION SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Strategic
  Allocation Fund(4)                                   1/23/85                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income
  Allocation Fund                                      5/17/07                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGY SERIES,          1/24/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Equity Value Fund                          5/14/84                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT INCOME   12/21/78; 4/8/86(1)                Corporation       NV/MN       11/30
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High
  Income Fund(4)                                       5/7/79                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT SERIES,   9/30/76, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-
  Exempt Fund                                         11/13/96                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Bond
  Fund                                                11/24/76                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VARIABLE SERIES           9/11/07                    Business Trust       MA         12/31
  TRUST(12)
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation
  Portfolios - Aggressive                              5/1/08                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation
  Portfolios - Conservative                            5/1/08                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation
  Portfolios - Moderate                                5/1/08                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation
  Portfolios - Moderately
  Aggressive                                           5/1/08                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation
  Portfolios - Moderately
  Conservative                                         5/1/08                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Balanced Fund(4)                         4/30/86                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Cash Management
  Fund                                                10/31/81                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Core Equity Fund                         9/10/04                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Diversified Bond
  Fund(3)                                             10/13/81                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Diversified
  Equity Income Fund                                   9/15/99                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Dynamic Equity
  Fund(5),(16)                                        10/13/81                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Global Bond Fund                         5/1/96                                                  No
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Global Inflation
  Protected Securities
  Fund(13)                                             9/13/04                                                 No
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - High Yield Bond
  Fund(3)                                              5/1/96                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Income
  Opportunities Fund                                   6/1/04                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Limited Duration
  Bond Fund                                            4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Mid Cap Growth
  Fund(4)                                              5/1/01                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Mid Cap Value
  Fund                                                 5/2/05                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - S&P 500 Index
  Fund                                                 5/1/00                                                 Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Short Duration
  U.S. Government Fund(3)                              9/15/99                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable
  Portfolio - Strategic Income
  Fund                                                 4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Variable
  Portfolio - Growth Fund(16)                          9/15/99                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Variable
  Portfolio - Larger-Cap Value
  Fund(16)                                             02/4/04                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Variable
  Portfolio - Smaller-Cap
  Value Fund(16)                                       9/15/99                                                Yes

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - ______, 2010                       Page 61

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Threadneedle Variable
  Portfolio - Emerging Markets
  Fund(4),(5),(11)                                     5/1/00                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable
  Portfolio - International
  Opportunity Fund(4),(5),(11)                         1/13/92                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable
  Portfolio - Aggressive
  Portfolio                                            4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable
  Portfolio - AllianceBern-
  stein International Value
  Fund                                                 4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - American
  Century Diversified Bond
  Fund                                                 4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - American
  Century Growth Fund                                  4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Columbia
  Wanger International
  Equities Fund                                        4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Columbia
  Wanger U.S. Equities Fund                            4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable
  Portfolio - Conservative
  Portfolio                                            4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Davis
  New York Venture
  Fund(11),(18)                                        5/1/06                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Eaton
  Vance Floating-Rate Income
  Fund                                                 4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Goldman
  Sachs Mid Cap Value
  Fund(11),(18)                                        2/4/04                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Invesco
  International Growth Fund                            4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - J.P.
  Morgan Core Bond Fund                                4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Jennison
  Mid Cap Growth Fund                                  4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Marsico
  Growth Fund                                          4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - MFS
  Value Fund                                           4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Moderate
  Portfolio                                            4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable
  Portfolio - Moderately
  Aggressive Portfolio                                 4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable
  Portfolio - Moderately
  Conservative Portfolio                               4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Mondrian
  International Small Cap Fund                         4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Morgan
  Stanley Global Real Estate
  Fund                                                 4/14/10                                                 No
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - NFJ
  Dividend Value Fund                                  4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Partners
  Small Cap Growth Fund                                4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Partners
  Small Cap Value
  Fund(11),(18)                                        8/14/01                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - PIMCO
  Mortgage-Backed Securities
  Fund                                                 4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Pyramis
  International Equity Fund                            4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - UBS
  Large Cap Growth Fund                                4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Wells
  Fargo Short Duration
  Government Fund                                      4/14/10                                                Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN CAPITAL FUND, INC.           10/21/68         10/9/69     Corporation        MD         12/31        Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN COMMUNICATIONS AND           10/8/82                      Corporation        MD         12/31
  INFORMATION FUND, INC.                               6/23/83                                                Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN FRONTIER FUND, INC.           7/9/84         12/10/84     Corporation        MD         10/31        Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN GLOBAL FUND SERIES,          11/22/91                     Corporation        MD         10/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Seligman Global Technology
  Fund                                                 5/23/94                                                Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN GROWTH FUND, INC.            1/26/37          4/1/37      Corporation        MD         12/31        Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN LASALLE REAL ESTATE          5/30/03                      Corporation        MD         12/31
  FUND SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global
  Real Estate Fund(17)                                12/29/06                                                 No
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly
  Dividend Real Estate
  Fund(17)                                             7/16/03                                                Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL FUND                8/8/83                      Corporation        MD         9/30
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Seligman National Municipal
  Class                                               12/31/83                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal
  Class                                               12/30/83                                                 No

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - ______, 2010                       Page 62

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Seligman New York Municipal
  Class                                                1/3/84                                                  No
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL SERIES             7/25/84                    Business Trust       MA         9/30
  TRUST
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal
  High-Yield Series                                   11/20/84                                                 No
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal
  Quality Series                                      11/20/84                                                 No
----------------------------------------------------------------------------------------------------------------------

SELIGMAN PORTFOLIOS, INC.              7/1/87                      Corporation        MD         12/31
----------------------------------------------------------------------------------------------------------------------

Seligman Capital Portfolio                             6/21/88                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Common Stock
  Portfolio                                            6/21/88                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Communications and
  Information Portfolio                               10/11/94                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Global Technology
  Portfolio                                            5/1/96                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Seligman International Growth
  Portfolio                                            5/3/93                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Investment Grade
  Fixed Income Portfolio                               6/21/88                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Large-Cap Value
  Portfolio                                            5/1/98                                                 Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Smaller-Cap Value
  Portfolio                                            5/1/98                                                 Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN TARGETHORIZON ETF             7/6/05                      Corporation        MD         9/30
  PORTFOLIOS, INC.
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                               10/2/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045                               10/2/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund Core                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN VALUE FUND SERIES,           1/27/97                      Corporation        MD         12/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Seligman Large-Cap Value Fund                          4/25/97                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Smaller-Cap Value
  Fund                                                 4/25/97                                                Yes
----------------------------------------------------------------------------------------------------------------------



    * Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.

   ** If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

  (1)    Date merged into a Minnesota corporation incorporated on April 8, 1986.

  (2) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

  (3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio - Bond Fund changed its name to Variable Portfolio - Diversified Bond Fund, Variable Portfolio - Extra Income Fund changed its name to Variable Portfolio - High Yield Bond Fund and Variable Portfolio - Federal Income Fund changed its name to Variable Portfolio - Short Duration U.S. Government Fund.

  (4) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio - Equity Select Fund changed its name to Variable Portfolio - Mid Cap Growth Fund, Variable
         Portfolio - Threadneedle Emerging Markets Fund changed its name to Variable Portfolio - Emerging Markets Fund, Variable
         Portfolio - Threadneedle International Fund changed its name to Variable Portfolio - International Opportunity Fund, and Variable Portfolio - Managed Fund changed its name to Variable
         Portfolio - Balanced Fund.

  (5) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio - Capital Resource Fund changed its name to Variable Portfolio - Large Cap Equity Fund, Variable Portfolio - Emerging Markets Fund changed its name to Variable Portfolio - Threadneedle Emerging Markets Fund and Variable Portfolio - International Fund changed its name to Variable Portfolio - Threadneedle International Fund.

  (6) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

  (7) Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.


Statement of Additional Information - ______, 2010                       Page 63

  (8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

  (9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

 (10) Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

 (11) Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio - Fundamental Value Fund changed its name to RiverSource Partners Variable
         Portfolio - Fundamental Value Fund; RiverSource Variable
         Portfolio - Select Value Fund changed its name to RiverSource Partners Variable Portfolio - Select Value Fund; and RiverSource Variable Portfolio - Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio - Small Cap Value Fund.

 (12) Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

 (13) Effective June 8, 2005, Variable Portfolio - Inflation Protected Securities Fund changed its name to Variable Portfolio - Global Inflation Protected Securities Fund.

 (14) Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.

 (15) Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.

 (16) Effective May 1, 2009, RiverSource Variable Portfolio - Growth Fund changed its name to Seligman Variable Portfolio - Growth Fund, RiverSource Variable Portfolio - Large Cap Equity Fund changed its name to RiverSource Variable Portfolio - Dynamic Equity Fund, RiverSource Variable Portfolio - Large Cap Value Fund changed its name to Seligman Variable Portfolio - Larger-Cap Value Fund, and RiverSource Variable Portfolio - Small Cap Advantage Fund changed its name to Seligman Variable Portfolio - Smaller-Cap Value Fund.

 (17) Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.

 (18)    Effective May 1, 2010, RiverSource Partners Variable
         Portfolio - Fundamental Value Fund changed its name to Variable Portfolio - Davis New York Venture Fund; RiverSource Partners Variable Portfolio - Select Value Fund changed its name to Variable
         Portfolio - Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio - Small Cap Value Fund changed its name to Variable Portfolio - Partners Small Cap Value Fund.

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund's Board members. Each Board member oversees 152 RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

                             TABLE 8. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS

                           POSITION HELD
                          WITH FUNDS AND                                     OTHER PRESENT OR PAST
                             LENGTH OF           PRINCIPAL OCCUPATION            DIRECTORSHIPS           COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz 901 S.    Board member      Chief Justice, Minnesota         None                    Board Governance,
Marquette Ave.           since 1/11/06     Supreme Court, 1998-2006;                                Compliance,
Minneapolis, MN 55402                      Attorney                                                 Investment Review,
Age 55                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Arne H. Carlson 901 S.   Board member      Chair, RiverSource and           None                    Board Governance,
Marquette Ave            since 1/5/99      Threadneedle funds, 1999-2006;                           Compliance,
Minneapolis, MN 55402                      former Governor of Minnesota                             Contracts,
Age 75                                                                                              Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton 901    Board member      President, Springboard-Partners  None                    Distribution,
S. Marquette Ave         since 11/11/07    in Cross Cultural Leadership                             Investment Review,
Minneapolis, MN 55402                      (consulting company)                                     Audit
Age 55
----------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn 901    Board member      Trustee Professor of Economics   None                    Board Governance,
S. Marquette Ave         since 11/1/04     and Management, Bentley                                  Contracts,
Minneapolis, MN 55402                      University; former Dean,                                 Investment Review
Age 59                                     McCallum Graduate School of
                                           Business, Bentley University

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - ______, 2010                       Page 64

                           POSITION HELD
                          WITH FUNDS AND                                     OTHER PRESENT OR PAST
                             LENGTH OF           PRINCIPAL OCCUPATION            DIRECTORSHIPS           COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Anne P. Jones 901 S.     Board member      Attorney and Consultant          None                    Board Governance,
Marquette Ave            since 3/1/85                                                               Compliance,
Minneapolis, MN 55402                                                                               Executive,
Age 75                                                                                              Investment Review,
                                                                                                    Audit
----------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA     Board member      Former Managing Director,        American Progressive    Distribution,
901 S. Marquette Ave.    since 11/1/05     Shikiar Asset Management         Insurance; Hapoalim     Executive,
Minneapolis, MN 55402                                                       Securities USA, Inc.    Investment Review,
Age 74                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.    Chair of the      President Emeritus and           Valmont Industries,     Board Governance,
901 S. Marquette Ave.    Board since       Professor of Economics,          Inc. (manufactures      Compliance,
Minneapolis, MN 55402    1/1/07, Board     Carleton College                 irrigation systems)     Contracts,
Age 71                   member since                                                               Executive,
                         1/1/02                                                                     Investment Review
----------------------------------------------------------------------------------------------------------------------

John F. Maher 901 S.     Board member      Retired President and Chief      None                    Distribution,
Marquette Ave            since 11/7/08     Executive Officer and former                             Investment Review,
Minneapolis, MN 55402                      Director, Great Western                                  Audit
Age 67                                     Financial Corporation
                                           (financial services), 1986-1997
----------------------------------------------------------------------------------------------------------------------

Catherine James Paglia   Board member      Director, Enterprise Asset       None                    Board Governance,
901 S. Marquette Ave     since 11/1/04     Management, Inc. (private real                           Compliance,
Minneapolis, MN 55402                      estate and asset management                              Contracts,
Age 57                                     company)                                                 Executive,
                                                                                                    Investment Review

----------------------------------------------------------------------------------------------------------------------

Leroy C. Richie 901 S.   Board member      Counsel, Lewis & Munday, P.C.    Digital Ally, Inc.      Contracts,
Marquette Ave            since 11/7/08     since 1987; Vice President and   (digital imaging);      Distribution,
Minneapolis, MN 55402                      General Counsel, Automotive      Infinity, Inc. (oil     Investment Review
Age 68                                     Legal Affairs, Chrysler          and gas exploration
                                           Corporation, 1990-1997           and production); OGE
                                                                            Energy Corp. (energy
                                                                            and energy services)
----------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby     Board member      Chief Executive Officer and      Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave     since 11/13/02    Director, RiboNovix, Inc. since  Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402                      2003 (biotechnology); former     Healthways, Inc.        Executive,
Age 66                                     President, Aquila                (health management      Investment Review
                                           Biopharmaceuticals               programs)
----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - ______, 2010                       Page 65

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*

                                                                                                OTHER PRESENT OR
                                    POSITION HELD                                                     PAST
                                   WITH FUNDS AND                                                DIRECTORSHIPS
                                      LENGTH OF               PRINCIPAL OCCUPATION               (WITHIN PAST 5      COMMITTEE
       NAME, ADDRESS, AGE              SERVICE               DURING PAST FIVE YEARS                  YEARS)         MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott               Board member      Chairman of the Board, Columbia           None                 None
53600 Ameriprise                  since 11/7/01,    Management Investment Advisers, LLC
Financial Center                  Vice President    (formerly RiverSource Investments, LLC)
Minneapolis, MN 55474             since 2002        since May 2010 (previously President,
Age 49                                              Chairman of the Board and Chief
                                                    Investment Officer, 2001-April 2010);
                                                    Chief Executive Officer, U.S. Asset
                                                    Management & President, Annuities,
                                                    Ameriprise Financial, Inc. since May
                                                    2010 (previously President - U.S. Asset
                                                    Management and Chief Investment Officer,
                                                    2005-April 2010 and Senior Vice
                                                    President - Chief Investment Officer,
                                                    2001-2005); Director, President and
                                                    Chief Executive Officer, Ameriprise
                                                    Certificate Company since 2006;
                                                    Director, Columbia Management Investment
                                                    Distributors, Inc. (formerly RiverSource
                                                    Fund Distributors, Inc.)  since May 2010
                                                    (previously Chairman of the Board and
                                                    Chief Executive Officer, 2008-April
                                                    2010; Chairman of the Board and Chief
                                                    Executive Officer, RiverSource
                                                    Distributors, Inc. since 2006; former
                                                    Chief Investment Officer and Managing
                                                    Director, Zurich Scudder Investments
--------------------------------------------------------------------------------------------------------------------------------



    * Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                             TABLE 9. FUND OFFICERS

                                    POSITION HELD
                                        WITH
                                  FUNDS AND LENGTH
                                         OF                      PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
J. Kevin Connaughton              President since   Senior Vice President and General
One Financial Center              5/1/10            Manager - Mutual Fund Products, Columbia
Boston, MA 02111                                    Management Investment Advisers, LLC since May
Age 46                                              2010; Managing Director of Columbia Management
                                                    Advisors, LLC, December 2004-April 2010;
                                                    Senior Vice President and Chief Financial
                                                    Officer, Columbia Funds, June 2008-January
                                                    2009; Treasurer, Columbia Funds, October 2003-
                                                    May 2008; Treasurer, the Liberty Funds, Stein
                                                    Roe Funds and Liberty All-Star Funds, December
                                                    2000-December 2006; Senior Vice
                                                    President - Columbia Management Advisors, LLC,
                                                    April 2003-December 2004; President, Columbia
                                                    Funds, Liberty Funds and Stein Roe Funds,
                                                    February 2004-October 2004
--------------------------------------------------------------------------------------------------


Amy K. Johnson                    Vice President    Senior Vice President and Chief Operating
5228 Ameriprise Financial Center  since 12/5/06     Officer, Columbia Management Investment
Minneapolis, MN 55474                               Advisers, LLC (formerly RiverSource
Age 44                                              Investments, LLC) since May 2010 (previously
                                                    Chief Administrative Officer, 2009-April 2010
                                                    and Vice President - Asset Management and
                                                    Trust Company Services, 2006-2009 and Vice
                                                    President - Operations and Compliance, 2004-
                                                    2006); Director of Product
                                                    Development - Mutual Funds, Ameriprise
                                                    Financial, Inc., 2001-2004

--------------------------------------------------------------------------------------------------


Statement of Additional Information - ______, 2010                       Page 66

                                    POSITION HELD
                                        WITH
                                  FUNDS AND LENGTH
                                         OF                      PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------

Jeffrey P. Fox                    Treasurer since   Vice President, Columbia Management Investment
105 Ameriprise Financial Center   7/10/02           Advisers, LLC (formerly RiverSource
Minneapolis, MN 55474                               Investments, LLC) since May 2010; Chief
Age 54                                              Financial Officer, Columbia Management
                                                    Investment Distributors, Inc. (formerly
                                                    RiverSource Fund Distributors, Inc.) and of
                                                    Seligman Data Corp. since 2008; Vice
                                                    President - Investment Accounting, Ameriprise
                                                    Financial, Inc. since 2002; Chief Financial
                                                    Officer, RiverSource Distributors, Inc. since
                                                    2006
--------------------------------------------------------------------------------------------------


Scott R. Plummer                  Vice President,   Chief Legal Officer and Assistant Secretary,
5228 Ameriprise Financial Center  General Counsel   Columbia Management Investment Advisers, LLC
Minneapolis, MN 55474             and Secretary     (formerly RiverSource Investments, LLC) since
Age 50                            since 12/5/06     June 2005; Vice President and Lead Chief
                                                    Counsel - Asset Management, Ameriprise
                                                    Financial, Inc. since May 2010 (previously
                                                    Vice President and Chief Counsel - Asset
                                                    Management, 2005-April 2010 and Vice
                                                    President - Asset Management Compliance, 2004-
                                                    2005); Vice President, Chief Counsel and
                                                    Assistant Secretary, Columbia Management
                                                    Investment Distributors, Inc. (formerly
                                                    RiverSource Fund Distributors, Inc.) since
                                                    2008; Vice President, General Counsel and
                                                    Secretary, Ameriprise Certificate Company
                                                    since 2005; Chief Counsel, RiverSource
                                                    Distributors, Inc. since 2006; Senior Vice
                                                    President and Chief Compliance Officer,
                                                    USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------


Mike Jones                        Vice President    Director and President, Columbia Management
100 Federal Street                since 5/1/10      Investment Advisers, LLC since May 2010;
Boston, MN 02110                                    President and Director, Columbia Management
Age 51                                              Investment Distributors, Inc. since May 2010;
                                                    Manager, Chairman, Chief Executive Officer and
                                                    President, Columbia Management Advisors, LLC,
                                                    2007-April 2010; Chief Executive Officer,
                                                    President and Director, Columbia Management
                                                    Distributors, Inc., 2006-April 2010; former
                                                    Co-President and Senior Managing Director,
                                                    Robeco Investment Management
--------------------------------------------------------------------------------------------------


Colin Moore                       Vice President    Director and Chief Investment Officer,
One Financial Center              since 5/1/10      Columbia Management Investment Advisers, LLC
Boston, MA 02111                                    since May 2010; Manager, Managing Director and
Age 52                                              Chief Investment Officer, Columbia Management
                                                    Advisors, LLC, 2007-April 2010; Head of
                                                    Equities, Columbia Management Advisors, LLC,
                                                    2002-Sept. 2007
--------------------------------------------------------------------------------------------------


Linda Wondrack                    Chief Compliance  Vice President and Chief Compliance Officer,
One Financial Center              Officer since     Columbia Management Investment Advisers, LLC
Boston, MA 02111                  5/1/10            since May 2010; Director (Columbia Management
Age 46                                              Group, LLC and Investment Product Group
                                                    Compliance), Bank of America, June 2005-April
                                                    2010; Director of Corporate Compliance and
                                                    Conflicts Officer, MFS Investment Management
                                                    (investment management), August 2004-May 2005
--------------------------------------------------------------------------------------------------


Neysa M. Alecu                    Money Laundering  Vice President - Compliance, Ameriprise
2934 Ameriprise Financial Center  Prevention        Financial, Inc. since 2008; Anti-Money
Minneapolis, MN 55474             Officer since     Laundering Officer and Identity Theft
Age 46                            11/9/05 and       Prevention Officer, Columbia Management
                                  Identity Theft    Investment Distributors, Inc. (formerly
                                  Prevention        RiverSource Fund Distributors, Inc.) since
                                  Officer since     2008; Anti-Money Laundering Officer,
                                  2008              Ameriprise Financial, Inc. since 2005;
                                                    Compliance Director, Ameriprise Financial,
                                                    Inc., 2004-2008
--------------------------------------------------------------------------------------------------




Statement of Additional Information - ______, 2010                       Page 67

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT
The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds' Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds' service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

COMMITTEES OF THE BOARD
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not "interested persons" of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate's ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate's ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included in Table 8.


Statement of Additional Information - ______, 2010                       Page 68

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate's professional background would fit into the mix of experiences represented by the then-current Board.

                                                                               PROFESSIONAL BACKGROUND
                                                 ----------------------------------------------------------------------------------
                                                     FOR        NON-
                                                   PROFIT;    PROFIT;                    LEGAL;                           DISTRIBU-
                                                  CIO/CFO;    GOVERN-                   REGULA-                             TION;
NAME                                 GEOGRAPHIC    CEO/COO   MENT; CEO    INVESTMENT      TORY     POLITICAL   ACADEMIC   MARKETING
-----------------------------------------------------------------------------------------------------------------------------------
Blatz                                    MN                      X                         X           X
-----------------------------------------------------------------------------------------------------------------------------------
Carlson                                  MN                      X                                     X
-----------------------------------------------------------------------------------------------------------------------------------

Carlton                                  NY                                   X            X
-----------------------------------------------------------------------------------------------------------------------------------

Flynn                                    MA                                                                       X
-----------------------------------------------------------------------------------------------------------------------------------

Jones                                    MD                                                X
-----------------------------------------------------------------------------------------------------------------------------------

Laikind                                  NY           X                       X                                               X
-----------------------------------------------------------------------------------------------------------------------------------
Lewis                                    MN                      X                                                X
-----------------------------------------------------------------------------------------------------------------------------------

Maher                                    CT           X                       X
-----------------------------------------------------------------------------------------------------------------------------------

Paglia                                   NY           X                       X
-----------------------------------------------------------------------------------------------------------------------------------

Richie                                   MI           X                                    X
-----------------------------------------------------------------------------------------------------------------------------------

Taunton-Rigby                            MA           X                       X
-----------------------------------------------------------------------------------------------------------------------------------
                                      PROFES-
                                       SIONAL
                                       BACK-
                                       GROUND
                                     ---------
                                       AUDIT
                                      COMMIT-
                                        TEE;
                                     FINANCIAL
NAME                                   EXPERT
----------------------------------------------
Blatz
----------------------------------------------
Carlson
----------------------------------------------

Carlton                                  X
----------------------------------------------

Flynn
----------------------------------------------

Jones                                    X
----------------------------------------------

Laikind                                  X
----------------------------------------------
Lewis
----------------------------------------------

Maher                                    X
----------------------------------------------

Paglia                                   X
----------------------------------------------

Richie
----------------------------------------------

Taunton-Rigby                            X
----------------------------------------------


With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors' increased access to information regarding the funds' investment manager, which is the funds' most significant service provider.

COMPLIANCE COMMITTEE -- Supports the Funds' maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds' CCO to meet with independent Board members on a regular basis to discuss compliance matters.

CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

DISTRIBUTION COMMITTEE -- Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board.

INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds' risks by, among other things, meeting with the funds' internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds' Disclosure Controls and Procedures.


Statement of Additional Information - ______, 2010                       Page 69

BOARD MEMBER HOLDINGS

The following table shows the dollar range of equity securities beneficially owned on Dec. 31, 2009 of all funds in the Family of Funds overseen by the Board members. All shares of the funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no Board member owns any shares of funds.

                  TABLE 10. BOARD MEMBER HOLDINGS -- ALL FUNDS

Based on net asset values as of Dec. 31, 2009:

                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
                                                                      ALL
                                                FUNDS IN THE FAMILY OF FUNDS OVERSEEN BY BOARD
BOARD MEMBER                                                        MEMBER
----------------------------------------------------------------------------------------------
Kathleen Blatz                                                     Over $100,000
----------------------------------------------------------------------------------------------
Arne H. Carlson                                                    Over $100,000
----------------------------------------------------------------------------------------------
Pamela G. Carlton                                                 Over $100,000*
----------------------------------------------------------------------------------------------
Patricia M. Flynn                                              $50,001-$100,000*
----------------------------------------------------------------------------------------------
Anne P. Jones                                                      Over $100,000
----------------------------------------------------------------------------------------------
Jeffrey Laikind                                                    Over $100,000
----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                             Over $100,000*
----------------------------------------------------------------------------------------------

John F. Maher                                                     Over $100,000*
----------------------------------------------------------------------------------------------
Catherine James Paglia                                            Over $100,000*
----------------------------------------------------------------------------------------------
Leroy C. Richie                                                    Over $100,000
----------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                               Over $100,000
----------------------------------------------------------------------------------------------
William F. Truscott                                                Over $100,000
----------------------------------------------------------------------------------------------



   *    Includes deferred compensation invested in share equivalents.

COMPENSATION OF BOARD MEMBERS

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2010, independent Board members will be paid an annual retainer of $125,000. Committee and subcommittee Chairs will each receive an additional annual retainer of $5,000. In addition, independent Board members will be paid the following fees for attending Board and committee meetings:
$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. In 2010, the Board's Chair will receive total annual cash compensation of $435,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.


Statement of Additional Information - ______, 2010                       Page 70

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the "District Court"). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the "Eighth Circuit") on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the "Supreme Court"), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements, when available, will be audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400 Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund.


Statement of Additional Information - ______, 2010                       Page 71

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

    - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

    - Nature of and provisions of the obligation.

    - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


Statement of Additional Information - ______, 2010                           A-1

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


Statement of Additional Information - ______, 2010                           A-2

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


Statement of Additional Information - ______, 2010                           A-3

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Statement of Additional Information - ______, 2010                           A-4

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                                               S-     -20 (9/10)


Statement of Additional Information - ______, 2010                           A-5

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1) Agreement and Declaration of Trust effective January 27, 2006, filed electronically on or about Feb. 8, 2006 as Exhibit (a) to Registrant's Registration Statement is incorporated by reference.

(a)(2) Amendment No. 1 to the Agreement and Declaration of Trust filed electronically on or about Oct. 2, 2007 as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(3) Amendment No. 2 to the Agreement and Declaration of Trust, dated Jan. 8, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-131683 is incorporated by reference.

(b) By-laws filed electronically on or about April 21, 2006 as Exhibit (b) to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-131683 are incorporated by reference.

(c)    Stock Certificate: Not applicable.

(d)(1) Investment Management Services Agreement, dated May 1, 2006, amended and restated April 9, 2009, between Registrant and RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, filed electronically on or about April 29, 2010 as Exhibit (d) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(2) Investment Management Services Agreement between Registrant, on behalf of Columbia Marsico Flexible Capital Fund, and Columbia Management Investment Advisers, LLC to be filed by Amendment.

(d)(3) Form of the Subadvisory Agreement for Columbia Marsico Flexible Capital Fund to be filed by Amendment.

(e)(1) Distribution Agreement, effective Nov. 7, 2008, amended and restated April 6, 2010, between Registrant and RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., filed electronically on or about May 27, 2010 as Exhibit (e)(1) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 2-89288 is incorporated by reference.

(e)(2) Form of Mutual Fund Sales Agreement filed electronically on or about July 9, 2010 as Exhibit (e)(2) to RiverSource Bond Series, Inc. Post-Effective Amendment No. 63 to Registration Statement No. 2-72174 is incorporated by reference.

(e)(3) Distribution Agreement between Registrant, on behalf of Columbia Marsico Flexible Capital Fund, and Columbia Management Investment Distributors, Inc. to be filed by Amendment.

(f) Deferred Compensation Plan, amended and restated Jan. 1, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (f) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-13188 is incorporated by reference.

(g) Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1) Administrative Services Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and Ameriprise Financial, Inc. filed electronically on or about April 29, 2010 as Exhibit (h)(1) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2) Transfer Agency Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and RiverSource Service Corporation, now known as Columbia Management Investment Services Corp., filed electronically on or April 29, 2010 as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(3) Plan Administration Services Agreement, dated Dec. 1, 2006, amended and restated April 6, 2010, between Registrant and RiverSource Service Corporation, now known as Columbia Management Investment Services Corp., filed electronically on or about April 29, 2010 as Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4) Master Fee Cap/Fee Waiver Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, now known as Columbia Management Investment Services Corp., RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc. and the Registrant filed electronically on or about April 29, 2010 as Exhibit (h)(4) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(5) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and RiverSource Family of Funds filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(6) Administrative Services Agreement between Registrant, on behalf of Columbia Marsico Flexible Capital Fund, and Ameriprise Financial, Inc. to be filed by Amendment.

(h)(7) Transfer Agency Agreement between Registrant, on behalf of Columbia Marsico Flexible Capital Fund, and Columbia Management Investment Services Corp. to be filed by Amendment.

(h)(8) Plan Administration Services Agreement between Registrant, on behalf of Columbia Marsico Flexible Capital Fund, and Columbia Management Investment Services Corp. to be filed by Amendment.

(i) Opinion and consent of counsel as to the legality of the securities being registered to be filed by Amendment.

(j)    Consent of Independent Registered Public Accounting Firm (Ernst & Young
       LLP): Not Applicable.

(k)    Omitted Financial Statements: Not Applicable.

(l)    Initial Capital Agreement: Not Applicable.

(m)(1) Plan of Distribution and Agreement of Distribution, effective Nov. 7, 2008, amended and restated April 6, 2010, between Registrant and RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., filed electronically on or about April 29, 2010 as Exhibit (m) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(m)(2) Plan of Distribution and Agreement of Distribution between Registrant, on behalf of Columbia Marsico Flexible Capital Fund, and Columbia Management Investment Distributors, Inc. to be filed by Amendment.

(n)(1) Rule 18f - 3(d) Plan, amended and restated April 6, 2010, filed electronically on or about April 29, 2010 as Exhibit (n) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(n)(2) Rule 18f - 3(d) Plan for Columbia Marsico Flexible Capital Fund to be filed by Amendment.

(o)    Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated May 1, 2010, filed electronically on or about May 27, 2010 as Exhibit (p)(2) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 2-89288 is incorporated by reference.

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated April 6, 2010, filed electronically on or about April 29, 2010 as Exhibit (q) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Registrant:

     Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, as sponsor of the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family), may make initial capital investments in funds in the Fund Family (seed accounts). Columbia Management also serves as investment manager of certain funds-of-funds in the Fund Family that invest primarily in shares of affiliated funds (the "underlying funds"). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain funds in the Fund Family, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 30. Indemnification

The Declaration of Trust of the Registrant provide that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director/trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director/trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former directors/trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors/trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director/trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director/trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors/trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors/trustees or officers of Columbia Management, the Registrant's investment adviser, except as set forth below, are or have been, at any time during the Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a) Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors/trustees and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management (formerly, RiverSource Investments, LLC) with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, except that certain directors/trustees and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors/trustees and officers of Columbia Management held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

Item 32. Principal Underwriter

(a) Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource Government Money Market Fund, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series,

Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series, Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust; Seligman Asset Allocation Series, Inc.; Seligman Capital Fund, Inc.; Seligman Communications and Information Fund, Inc.; Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc.; Seligman Global Fund Series; Inc.; Seligman LaSalle Real Estate Fund Series, Inc.; Seligman Municipal Fund Series, Inc.; Seligman Municipal Series Trust; Seligman Portfolios, Inc.; Seligman TargetHorizon ETF Portfolios, Inc.; Seligman Value Fund Series, Inc., and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b) As to each director/trustee, principal officer or partner of Columbia Management Investment Distributors, Inc.

NAME AND PRINCIPAL                  POSITION AND OFFICES                 POSITIONS AND OFFICES
BUSINESS ADDRESS*                WITH PRINCIPAL UNDERWRITER                 WITH REGISTRANT
------------------        ----------------------------------------   -----------------------------
William F. Truscott       Director (Chairman)                        Board Member, Vice President
Michael A. Jones          Director; President                        Vice President
Beth Ann Brown            Director; Senior Vice President
Amy Unckless              Director; Chief Administrative Officer     None
Jeffrey F. Peters         Senior Vice President                      None
Jeffrey P. Fox            Chief Financial Officer                    Treasurer
Scott Roane Plummer       Vice President, Chief Counsel and          Vice President, Secretary and
                          Assistant Secretary                        General Counsel
Stephen O. Buff           Vice President, Chief Compliance Officer   None
Christopher Thompson      Senior Vice President and Head of          None
                          Investment Products and Marketing
Brian Walsh               Vice President, Strategic Relations        None
Frank Kimball             Vice President, Asset Management           None
                          Distribution Operations and Governance
Thomas R. Moore           Secretary                                  None
Michael E. DeFao          Vice President and Assistant Secretary     None
Paul Goucher              Vice President and Assistant Secretary     Assistant Secretary
Tara Tilbury              Vice President and Assistant Secretary     Assistant Secretary
Nancy W. LeDonne          Vice President and Assistant Secretary     None

NAME AND PRINCIPAL                  POSITION AND OFFICES                 POSITIONS AND OFFICES
BUSINESS ADDRESS*                WITH PRINCIPAL UNDERWRITER                 WITH REGISTRANT
------------------        ----------------------------------------   -----------------------------
Ryan C. Larrenega         Vice President and Assistant Secretary     None
Joseph L. D'Alessandro    Vice President and Assistant Secretary     Assistant Secretary
Christopher O. Petersen   Vice President and Assistant Secretary     Assistant Secretary
Eric T. Brandt            Vice President and Assistant Secretary     None
James L. Hamalainen       Treasurer                                  None
Neysa Alecu               Anti-Money Laundering Officer and          Money Laundering Prevention
                          Identity Theft Prevention Officer          Officer and Identity Theft
                                                                     Prevention Officer
Kevin Wasp                Ombudsman                                  None
Lee Faria                 Conflicts Officer                          None

(c)  Not Applicable

Item 33. Location of Accounts and Records

Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

- Registrant offices, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

- Registrant's investment adviser, Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110; and 707 Second Avenue, South, Minneapolis, MN 55402.

- Registrant's administrator, Ameriprise Financial, Inc., 707 Second Avenue, South, Minneapolis, MN 55402;

- Registrant's principal underwriter, Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111; and 707 Second Avenue, South, Minneapolis, MN 55402;

- Registrant's transfer agent, Columbia Management Investment Services Corp., One Financial Center, Boston, MA 02111; and 707 Second Avenue, South, Minneapolis, MN 55402; and

- Registrant's custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34. Management Services

     Not Applicable

Item 35. Undertakings

     Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE SERIES TRUST, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on the 9th day of July, 2010.

RIVERSOURCE SERIES TRUST


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the day 9th of July, 2010.

Signature                               Capacity
---------                               --------


/s/ Stephen R. Lewis, Jr.*              Chair of the Board
-------------------------------------
Stephen R. Lewis, Jr.


/s/ Kathleen A. Blatz*                  Trustee
-------------------------------------
Kathleen A. Blatz


/s/ Arne H. Carlson*                    Trustee
-------------------------------------
Arne H. Carlson


/s/ Pamela G. Carlton*                  Trustee
-------------------------------------
Pamela G. Carlton


/s/ Patricia M. Flynn*                  Trustee
-------------------------------------
Patricia M. Flynn


/s/ Anne P. Jones*                      Trustee
-------------------------------------
Anne P. Jones

Signature                               Capacity
---------                               --------


/s/ Jeffrey Laikind*                    Trustee
-------------------------------------
Jeffrey Laikind


/s/ John F. Maher*                      Trustee
-------------------------------------
John F. Maher


/s/ Catherine James Paglia*             Trustee
-------------------------------------
Catherine James Paglia


/s/ Leroy C. Richie*                    Trustee
-------------------------------------
Leroy C. Richie


/s/ Alison Taunton-Rigby*               Trustee
-------------------------------------
Alison Taunton-Rigby


/s/ William F. Truscott*                Trustee
-------------------------------------
William F. Truscott

* Signed pursuant to Directors/Trustees Power of Attorney, dated April 6, 2010, filed electronically on or about April 29, 2010 as Exhibit (q) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-131683, by:


/s/ Scott R. Plummer
-------------------------------------
Scott R. Plummer

   Contents of this Post-Effective Amendment No. 12 to Registration Statement
                                 No. 333-131683

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.

The prospectus for Columbia Marsico Flexible Capital Fund.

Part B.

Statement of Additional Information for Columbia Marsico Flexible Capital Fund.

Part C.

     Other information.

The signatures.